As filed with the Securities and Exchange Commission on April 25, 2025

1933 Act Registration No. 333-______

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-14

Registration Statement Under the Securities Act of 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Bitwise Funds Trust

250 Montgomery Street, Suite 200

San Francisco, California 94104
(415) 707-3663

Delaware Trust Company

251 Little Falls Drive
Wilmington, New Castle County, Delaware 19808

(Name and Address of Agent for Service)

Copy to:

Richard J. Coyle, Esq.
Kelly Carr, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

Katherine Dowling, Esq.
Bitwise Asset Management, Inc.
250 Montgomery Street, Suite 200
San Francisco, California 94104

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of Beneficial Interest, no par value, of Bitwise Crypto Industry Innovators ETF, a series of the Registrant.

No filing fee is required because an indefinite number of common shares of beneficial interest of Bitwise Funds Trust have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXCHANGE TRADED CONCEPTS TRUST

Bitwise Crypto Industry Innovators ETF

NYSE Arca Ticker: BITQ

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.BITQETF.com

[_______]

__________, 2025

Dear Shareholder:

We are sending this material to you because you are a shareholder of Bitwise Crypto Industry Innovators ETF (the “Target Fund”), a series of the Exchange Traded Concepts Trust (the “ETC Trust”).

After careful consideration, Exchange Traded Concepts, LLC (“ETC”), the investment adviser to the Target Fund, has recommended, and the Board of Trustees of the ETC Trust (the “ETC Board”) has approved and recommends that shareholders approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Target Fund with and into a newly created series of the Bitwise Funds Trust (the “Bitwise Trust”) also called the Bitwise Crypto Industry Innovators ETF (the “Acquiring Fund”), which is designed to be substantially similar to the Target Fund from an investment perspective (the “Reorganization”). The Acquiring Fund is managed by Bitwise Investment Manager, LLC (“BIM”), an affiliate of Bitwise Index Services, LLC (“Bitwise Index Services”), the sponsor of the Bitwise Crypto Innovators 30 Index (the “Index”), which both Funds seek to track. ETC, the investment adviser to the Target Fund, will serve as the investment sub-adviser to the Acquiring Fund. The four individuals comprising the portfolio management team of the Target Fund will continue to serve as portfolio managers to the Acquiring Fund and will be joined by two portfolio managers from BIM. The investment objective and strategies of the Target Fund and Acquiring Fund are identical, as further described in the attached Combined Proxy Statement and Prospectus. There will be no changes in the level of fees and expenses paid by Target Fund shareholders as shareholders of the Acquiring Fund as a result of the Reorganization.

Based on ETC’s recommendation, the ETC Board has approved the Reorganization and recommends that shareholders of the Target Fund approve the Reorganization as well. Accordingly, you are being asked to approve the Plan. If the Plan is approved by shareholders of the Target Fund and the Reorganization is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

In connection with the approval of the Plan, the ETC Board has called a Special Meeting of Shareholders for the Target Fund to consider the approval of the Plan (the “proposal”). Accordingly, you are cordially invited to a Special Meeting of Shareholders (together with any postponements or continuations thereof, the “Special Meeting”) of the Target Fund, which will be held at ______ [a.m./p.m.], Central Time, at the offices of ETC Trust located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 on [_________], 2025.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization and the Target Fund would then be dissolved. The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No commissions or other fees will be imposed in connection with the Reorganization. If shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented. In such case, the ETC Board will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as part of the ETC Trust, liquidating the Target Fund or such other options the Board may consider.

The attached Combined Proxy Statement and Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call [_______]. If you are a shareholder of record of the Target Fund as of the close of business on __________, 2025, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote in advance of the Special Meeting by completing and returning the proxy card or voting online or by toll-free telephone. Whether or not you are planning to attend the Special Meeting, we need your vote. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of ETC Trust at the address noted above or in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy again at a later date through the toll-free number or the website address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment in ETC Trust.

Sincerely,

J. Garrett Stevens

Trustee and President

EXCHANGE TRADED CONCEPTS TRUST

Bitwise Crypto Industry Innovators ETF

NYSE Arca Ticker: BITQ

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.BITQETF.com

[_______]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD __________, 2025

Exchange Traded Concepts Trust ( “ETC Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders of the Bitwise Crypto Industry Innovators ETF (the “Target Fund”), on __________, at ___ [a.m./p.m.] Central Time, at the offices of ETC Trust located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 for the following purpose:

Proposal:	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of the Target Fund to the Bitwise Crypto Industry Innovators ETF (the “Acquiring Fund”), a newly created series of Bitwise Funds Trust, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.

If the Plan is approved by shareholders of the Target Fund and the Reorganization is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

The Board of the ETC Trust has unanimously approved and recommends that you cast your vote “FOR” approval of the Plan and the Reorganization of as described in the Combined Proxy Statement and Prospectus.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof. Only shareholders of record of the Target Fund at the close of business on __________, 2025, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

Please return your proxy card promptly or vote your proxy online or by telephone using the website address or toll-free telephone number found on your proxy card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote online or by toll-free telephone according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of ETC Trust at the address noted above or in person at the time of the Special Meeting. A prior proxy can also be revoked by submitting a later dated proxy card or by voting your proxy at a later date through the toll-free number or website address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

By order of the Board of Trustees,

Richard Malinowski
Vice President and Secretary

__________, 2025

EXCHANGE TRADED CONCEPTS TRUST

Bitwise Crypto Industry Innovators ETF

NYSE Arca Ticker: BITQ

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.BITQETF.com

[_______]

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

____________, 2025

These Questions and Answers provide a brief overview of the key features and other matters typically of concern to shareholders considering a proposed reorganization between investment companies, as well as an overview to help understand and vote on the proposal to be considered at the Special Meeting. We recommend that you read the complete Combined Proxy Statement and Prospectus, which contains additional information and further details regarding the proposal.

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Bitwise Crypto Industry Innovators ETF (the “Target Fund”), a series of the Exchange Traded Concepts Trust (the “ETC Trust”), a Delaware statutory trust, and a prospectus for the Bitwise Crypto Industry Innovators ETF (the “Acquiring Fund”), a new series of the Bitwise Funds Trust (the “Bitwise Trust”).

Exchange Traded Concepts, LLC (“ETC”) currently is the investment adviser to the Target Fund. The Acquiring Fund is managed by Bitwise Investment Manager, LLC (“BIM”) and ETC serves as the Acquiring Fund’s subadviser, subject to BIM’s oversight. The investment objective of both Funds is to seek to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Bitwise Crypto Industry Innovators 30 Index (the “Index”). Bitwise Index Services, LLC (“Bitwise Index Services”), an affiliate of BIM, serves as the sponsor of the Index.

The Proxy Statement is being provided to you by the ETC Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the ETC Trust and the Bitwise Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting.

Approval of the shareholders of the Target Fund is needed to proceed with the Reorganization and the Special Meeting will be held on ________, 2025 to consider the Reorganization. If the shareholders of the Target Fund do not approve the Reorganization of the Target Fund, then the Reorganization will not be implemented. In such case, the ETC Board will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as part of the ETC Trust, liquidating the Target Fund or such other options the Board may consider.

We are sending this document to you for your use in deciding whether to approve the Plan relating to the Target Fund. This document includes a Notice of Special Meeting of Shareholders, the Combined Proxy Statement and Prospectus, and a proxy card.

Question: What is the purpose of the Reorganization?

Answer: As described in more detail in the Combined Proxy Statement and Prospectus, the investment objective, strategies and fees and expenses of the Target Fund and the Acquiring Fund are the same and their fundamental policies are substantially similar. The Reorganization, if consummated, would provide Target Fund shareholders with the opportunity to continue to invest in a corresponding Acquiring Fund offering the same investment objective, tracking the same Index, and subject to the same investment strategies and risks as the Target Fund, but as part of the Bitwise Trust. ETC and BIM believe that the Reorganization will simplify operations and foster efficiencies, as well as simplify due diligence by ETF platforms seeking to make the Acquiring Fund available to investors. Further, BIM has extensive experience with investment products focusing on digital assets. ETC and BIM believe that the Target Fund would benefit from the more focused marketing and distribution capabilities BIM can provide, which has the potential to result in increased assets and potential economies of scale. By bringing the Target Fund under Bitwise Trust’s compliance regime, BIM will be able to produce combined regulatory documents and leverage their compliance and regulatory experience with digital assets in managing the Fund’s operations.

In addition, while BIM is the Acquiring Fund’s investment adviser, BIM has delegated day-to-day portfolio management of the Acquiring Fund to the Target Fund’s investment adviser, ETC, which serves as subadviser of the Acquiring Fund. Therefore, the Acquiring Fund will continue to be managed by the same portfolio management team as the Target Fund with the addition of two portfolio managers from BIM.

Given the information above and other information summarized in the Combined Proxy Statement and Prospectus, ETC Board concluded that reorganizing the Target Fund into the Acquiring Fund would be in the best interest of the Target Fund and its shareholders. Therefore, upon the recommendation of ETC, the Board of Trustees of ETC Trust (the “ETC Board”) approved the Reorganization and recommended that shareholders approve the Reorganization.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate and distribute the shares it receives from the Acquiring Fund to the shareholders of the Target Fund. Shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold a number of shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Target Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Target Fund, we generally do not expect the Reorganization to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes. A detailed explanation of the proposal is contained in the Combined Proxy Statement and Prospectus.

Question: How will this affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has identical investment objective, investment strategies, fees and expenses and substantially similar investment policies to the Target Fund. Both funds seek investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index. The primary differences will be (1) that BIM will be the investment adviser to the Acquiring Fund; (2) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, transfer agent, distribution, and other general support services) to the Acquiring Fund will change; (3) that the Acquiring Fund will be a series of the Bitwise Trust instead of the ETC Trust; and (4) that the Acquiring Fund will be governed by a different board of trustees than the Target Fund.

You will receive shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of your shares of the Target Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. As a condition to the Reorganization, the Target Fund and Acquiring Fund have requested an opinion of counsel with respect to the Reorganization to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a “reorganization” for federal income tax purposes, and no gain or loss will be recognized by the Target Fund, the Acquiring Fund or the Acquiring Fund’s shareholders for federal income tax purposes as a result of the Reorganization. More information is contained in “Certain Federal Income Tax Consequences” in the Combined Proxy Statement and Prospectus.

The Bitwise Trust is not affiliated with the ETC Trust or ETC. The Bitwise Trust and the ETC Trust have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the ETC Trust by Brown Brothers Harriman & Co. (“BBH”) (custody and transfer agency), SEI Investments Global Funds Services (administration and fund accounting) and SEI Investments Distribution Co. (distribution). Third Party Service Arrangements are provided to the Bitwise Trust by The Bank of New York Mellon (custody, administration, fund accounting, and transfer agency) and Foreside Fund Services, LLC (distribution).

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: The management fee and total annual fund operating expenses of the Acquiring Fund are expected to be the same as the Target Fund. The Acquiring Fund’s fees, like the Target Fund’s fees, are structured as a unitary fee of 85 basis points, meaning that BIM, as the new investment adviser, will be responsible for paying all fund expenses other than the advisory fee and certain excluded expenses. Pro forma fee, expense and financial information is included in this Combined Proxy Statement and Prospectus.

Question: Will I be charged any commissions or other fees as a result of the Reorganization?

Answer: No commissions or other fees will be imposed on shareholders as a result of the Reorganization.

Question: Will the value of my investment change as a result of the approval of the proposed Reorganization?

Answer: No. Shareholders of the Target Fund will receive a number of corresponding Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares.

Question: Who will bear the expenses of the Reorganization?

Answer: Neither Fund will pay for the costs of the Reorganization and the Special Meeting. BIM, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the Combined Proxy Statement and Prospectus and the cost of copying, printing and mailing proxy materials.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: Because the Target Fund and the Acquiring Fund are seeking to track the same Index pursuant to the same principal investment strategies, there are not expected to be any repositioning of the Target Fund’s portfolio in connection with the Reorganization.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented. In such case, the Board of the Target Fund will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as part of the ETC Trust, liquidating the Target Fund or such other options the Board may consider.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or online or by telephone) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: Who will benefit from the Reorganization?

Answer: BIM and ETC have an interest in the consummation of the Reorganization. If Target Fund shareholders approve the Plan, BIM is expected to benefit from the receipt of advisory fees paid by the Acquiring Fund in exchange for its advisory services and payment of substantially all of the expenses of the Acquiring Fund. However, BIM’s affiliate, Bitwise Index Services, currently receives a licensing fee (payable by ETC) for providing the Index to the Target Fund, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Target Fund. Bitwise Index Services, also has agreed to assume ETC’s obligation to pay all expenses of the Target Fund and, if applicable, pay ETC a minimum fee. Bitwise Index Services, after the Reorganization, will no longer receive a licensing fee and will no longer bear its current responsibility for the Target Fund expenses (and potential related fees payable to ETC).

Following the Reorganization, ETC will receive a fee from BIM in the form of subadvisory fees for its portfolio management services to the Acquiring Fund. However, it will no longer receive advisory fees paid by the Target Fund and no longer be responsible for the index licensing fee paid to Bitwise Index Services.

Question: How does the ETC Board recommend that shareholders vote on the Reorganization?

Answer: After careful consideration, the ETC Board has determined that the Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of its Reorganization. Accordingly, the ETC Board recommends that shareholders vote “FOR” the proposal to approve the Plan and the Reorganization.

Question: When would the proposed Reorganization be effective?

Answer: The Reorganization is expected to occur as soon as reasonably practicable after shareholders approve the Plan. If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business on or about _______, 2025.

Question: How do I cast my vote?

Answer: You can vote in the following ways?

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator; or
•	Vote online at the website address listed on your proxy card;
•	in person, by attending the Special Meeting or via telephonic or web-based conference if held as a virtual meeting due to public health and travel concerns associated with the COVID-19 pandemic. As of the date of the Combined Proxy Statement and Prospectus, we do not anticipate a need to provide for attendance at the Special Meeting via telephonic or web-based conference. If the need should arise, we will notify shareholders of the availability of this method of attendance.

Whichever method you choose, please take the time to carefully read the enclosed Combined Proxy Statement and Prospectus in full before you vote.

Question: Whom should I call for additional information about the Combined Proxy Statement and Prospectus?

Answer: If you have any questions, please call [                         ], the proxy solicitor for the ETC Trust, at the special toll-free number we have set up for you: [                         ].

IMPORTANT INFORMATION FOR SHAREHOLDERS OF

Bitwise Crypto Industry Innovators ETF

This document contains a Combined Proxy Statement and Prospectus and is accompanied by a proxy card with the proposal to be voted upon. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to the Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the proposal with respect to the Fund.

We urge you to carefully review the Combined Proxy Statement and Prospectus and to vote the proposal by completing and signing your proxy card and returning it to us by mail, by phone, or via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call [                         ], the proxy solicitor for the ETC Trust, at the special toll-free number we have set up for you: [                         ].

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
April 25, 2025

COMBINED PROXY STATEMENT AND PROSPECTUS

______________, 2025

FOR THE REORGANIZATION OF

Bitwise Crypto Industry Innovators ETF,

a series of Exchange Traded Concepts Trust

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.BITQETF.com

[_______]

INTO

Bitwise Crypto Industry Innovators ETF,

a series of Bitwise Funds Trust

250 Montgomery Street, Suite 200

San Francisco, California 94104

[_______]

This Combined Proxy Statement and Prospectus (“Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Exchange Traded Concepts Trust (“ETC Trust”) for use at a Special Meeting of Shareholders of Bitwise Crypto Industry Innovators ETF (the “Target Fund”), a series of ETC Trust, to be held on _________, 2025 at ___ [a.m./p.m.] Central Time at the offices of ETC Trust located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

Proposal:	To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the Bitwise Crypto Industry Innovators ETF (the “Acquiring Fund”), a newly created series of Bitwise Funds Trust (the “Bitwise Trust”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund in proportion to their holdings of shares of the Target Fund.

Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to ETC Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the website address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Target Fund is a series of ETC Trust, a Delaware statutory trust. The Acquiring Fund is a newly created series of Bitwise Trust, a Delaware statutory trust. The Acquiring Fund will commence operations upon consummation of the Reorganization. The Acquiring Fund is expected to principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Both Funds are non-diversified open-end investment company registered with the Securities and Exchange Commission (“SEC”) structured as exchange-traded funds under Rule 6c-11 of the Investment Company Act of 1940, as amended (the “1940 Act”).

The following documents of the Target Fund have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Fund dated July 29, 2024 as supplemented to date (Accession No. 0001013762-24-001469);

•	Preliminary Prospectus and Statement of Additional Information of the Acquiring Fund filed April 25, 2025 (Accession No. 0001213900-25-035344);
•	the audited financial statements and financial highlights contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended March 31, 2025 (Accession No. _______,); and
•	the Statement of Additional Information (“SAI”) relating to the Reorganization, dated _______, 2025.

The Target Fund’s Prospectus dated July 29, 2024 and the Target Fund’s Annual Report to Shareholders have been previously sent to shareholders. Copies of these documents are available upon request and without charge by writing to ETC Trust at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 or by calling (855) 796-3863 or at the Target Fund’s website https://bitqetf.com/.

The Acquiring Fund’s prospectus and statement of additional information are available upon request and without charge by writing to Bitwise Trust at 250 Montgomery Street, Suite 200, San Francisco, California 94104 or by calling (415) 707-3663. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report to shareholders or financial statements are available for the Acquiring Fund at this time.

This Combined Proxy Statement and Prospectus and SAI sets forth the basic information you should know before voting on the proposal and provides information about the Acquiring Fund that you would need to know before investing. You should read it and keep it for future reference. The SAI is available upon request and without charge by writing to the Bitwise Trust at the address shown above or by calling (415) 707-3663. This Combined Proxy Statement and Prospectus will be mailed on or about [ ], 2025 to shareholders of record as of [ ], 2025.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files or will file reports, proxy statement/prospectus materials and other information with the SEC. These reports, proxy statement/prospectus materials and other information are or will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on [ ], 2025: The Combined Proxy Statement and Prospectus for this Meeting is available at: [ ]. If you have any questions, please call [                         ], the proxy solicitor for the ETC Trust, at the special toll-free number we have set up for you: [                         ].

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

APPENDIX A	—	FORM OF AGREEMENT AND PLAN OF REORGANIZATION
APPENDIX B	—	MORE INFORMATION ABOUT THE ACQUIRING FUND

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Synopsis

Background and Information About the Reorganization

Based on the recommendation of Exchange Traded Concepts, LLC (“ETC”), the investment adviser for Bitwise Crypto Industry Innovators ETF (the “Target Fund”), a series of the Exchange Traded Concepts Trust (the “ETC Trust”), the Board of Trustees of ETC Trust (the “ETC Board”) has called a special shareholder meeting (the “Special Meeting”) to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into a newly created series of the Bitwise Funds Trust (the “Bitwise Trust”) also called the Bitwise Crypto Industry Innovators ETF (the “Acquiring Fund”) (the Target Fund and Acquiring Fund are sometimes referred to below as a “Fund” or the “Funds”). Bitwise Investment Manager, LLC (“BIM”) serves as the Acquiring Fund’s investment adviser and ETC serves as its subadviser. If the Reorganization is approved by shareholders of the Target Fund and the Reorganization is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Following the Reorganization, the Target Fund will cease operations and be liquidated.

The ETC Trust is a series trust that offers a number of portfolios managed by ETC and, if applicable, a subadviser. As of ___, 2025, the ETC Trust consisted of __ portfolios representing approximately $___ billion in assets. The Bitwise Trust currently offers __ portfolios managed by Bitwise and, in certain circumstances, a subadviser. As of ___, 2025, the Bitwise Trust represented approximately $_____ million in assets. The ETC Trust is not affiliated with the Bitwise Trust or BIM, however affiliate of Bitwise Index Services, LLC (“Bitwise Index Services”) serves as sponsor of the Bitwise Crypto Innovators 30 Index (the “Index”), the index that both Funds seek to track as part of their investment objectives. Bitwise Index Services receives a fee from ETC for this service based on the net assets of the Target Fund.

Neither Fund will pay for the costs of the Reorganization and the Special Meeting. BIM, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Combined Proxy Statement and Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, ETC also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index. As further described below, the Funds’ investment strategies and fees and expenses are the same and are therefore subject to the same principal risks. The Funds’ investment policies are substantially similar. While BIM is the Acquiring Fund’s investment adviser, BIM has delegated day-to-day portfolio management of the Acquiring Fund to the Target Fund’s investment adviser to ETC, which serves as subadviser to the Acquiring Fund. Therefore, the Acquiring Fund will continue to be managed by the same portfolio management team as the Target Fund with the addition of two portfolio managers from BIM. More information about the management of the Funds is provided below under the heading “Information about Management of the Funds.”

Purchase, Redemption and Exchange of Shares

Each Fund issues (and redeems) Fund shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Individual Fund shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker dealer at market prices. Neither Fund offers exchange rights to its shareholders.

Tax Consequences of the Reorganization

The ETC Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by the ETC Trust and the Bitwise Trust of an opinion to such effect from tax counsel to the Bitwise Trust. If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the receipt of Target Fund shares in the Reorganization.

Comparison of Principal Risks

Because the Funds have the same investment objective and investment strategies, they are subject to the same principal investment risks, which are described under the heading “Principal Risks of the Fund” in Appendix B. The principal risks of both Funds include: Bitcoin Risk, Ether Risk, China A-Shares Investment Risk, China Risk, Common Stock Risk, Crypto Asset Risk, Currency Exchange Rate Risk, Cyber Security Risk, Depositary Receipt Risk, Early Close/Trading Halt Risk, Emerging Markets Securities Risk, Geographic Investment Risk, Geopolitical Risk, Industry Concentration Risk, Blockchain and Cryptocurrency Industry Risk, Blockchain and Cryptocurrency Industry Regulatory Risk, IPO Risk, Issuer-Specific Risk, Large-Capitalization Risk, Limited Authorized Participants, Market Makers and Liquidity Providers Risk, Market Risk, Methodology Risk, Non-Diversification Risk, Operational Risk, Passive Investment Risk, Sector Focus Risk, Information Technology Sector Risk, Small- and Mid-Capitalization Risk and Trading Risk.

Comparison of Fees and Expenses

The following table shows the fees and expenses for the Target Fund based on the Target Fund’s fiscal year ended March 31, 2025. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the fees and expenses shown for the Acquiring Fund are estimates based on its unitary fee structure. Neither the Target Fund nor the Acquiring Fund charges any shareholder fees, which are fee paid directly from your investment.

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Target Fund	Acquiring Fund (current)	Acquiring Fund (pro forma)
Management Fee	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Operating Expenses	0.85%	0.85%	0.85%

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund for the periods indicated and then sell all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs for either Fund would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund	$87	$271	$471	$1,049
Acquiring Fund (current)	$87	$271	$471	$1,049
Acquiring Fund (pro forma)	$87	$271	$471	$1,049

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in a Fund’s total annual operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended March 31, 2025, the Target Fund’s portfolio turnover rate was 58%. The Acquiring Fund will pay similar costs, but since the Acquiring Fund has not commenced operation, it does not yet have a portfolio turnover rate.

Comparison of Investment Objective and Principal Investment Strategies

This section will help you compare the investment objective and strategies of the Target Fund with those of the Acquiring Fund. As noted above, the Funds have the same investment objective and principal investment strategies. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Target Fund	Acquiring Fund
Investment Objective	Investment Objective
The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bitwise Crypto Innovators 30 Index (the “Index”).	Same.
Principal Investment Strategies	Principal Investment Strategies

The Fund invests in securities comprising the Index and in depositary receipts representing securities of the Index. The Index was designed by Bitwise Index Services, LLC (the “Index Sponsor”) to measure the performance of companies involved in servicing the cryptocurrency markets, including crypto mining firms, crypto mining equipment suppliers, crypto financial services companies, or other financial institutions servicing primarily crypto-related clientele (i.e., the crypto ecosystem). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Crypto Innovators, as defined below.

In constructing the Index, the Index Sponsor identifies a two-tiered universe of companies as follows:

1.     Tier 1 Companies (“Crypto Innovators”). Companies that: (a) derive more than 75% of their revenue directly from the crypto ecosystem; or (b) have more than 75% of their net assets accounted for by direct holdings of bitcoin, ether, or another liquid crypto asset and, in either case, are not involved in bankruptcy proceedings. Crypto Innovators will make up 85% of the Index at the time of each rebalance.

2.     Tier 2 Companies. Companies that are not classified as Crypto Innovators, have a market capitalization of at least $10 billion, and either:

(a)           have a significant dedicated business initiative explicitly focused on the crypto ecosystem that is reported in at least one of the company’s official quarterly or annual filings from the past 12 months, including initiatives involving the purchase, sale, development, custody, mining, trading, transacting in, processing transactions with, or holding of crypto assets or derivative instruments that track the value of crypto assets; or

(b)           (b) hold at least $100 million of bitcoin, ether, or another liquid crypto asset as a balance sheet asset. Tier 2 Companies will make up 15% of the Index at the time of each rebalance.

Same, except for the name of the investment adviser and provides the information regarding the level of industry and sector concentration in the Index as of a more recent date.

Target Fund	Acquiring Fund

Companies identified as part of the universe described above are then subject to certain eligibility criteria, including that the company’s shares be listed on an eligible stock exchange, as determined by the Index Sponsor. Companies are also screened for size (companies must have a minimum market capitalization of at least $100 million at the time of initial inclusion), liquidity (shares must have a 3-month average daily traded value of at least $1 million), and free float (shares must have a free float, which refers to the portion of shares publicly available for purchase on the secondary market, of at least 10%). Shares of common stock, units, tracking stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are eligible for inclusion in the Index. Where securities of eligible companies have multiple share classes listed on major exchanges, the most liquid share class is included as determined by the average daily traded value for the sixth month period preceding the date companies are screened for inclusion. The Index may include securities of non-U.S. issuers (including emerging market issuers), China A-shares (which are shares of mainland China-based companies that trade on the Chinese stock exchanges), and securities issued in an initial public offering (“IPO”). The Index may include companies that only have indirect involvement in the crypto ecosystem.

After applying the above screening criteria, the Index comprises the top 20 Crypto Innovators and the top 10 Tier 2 Companies, in each case selected by market capitalization. Crypto Innovators are weighted according to free float-adjusted market capitalization and Tier 2 Companies are equally weighted. For all companies included in the Index, the exposure to the securities of any single issuer is limited to 10%. The Index is reconstituted and rebalanced on a quarterly basis. If, in between quarterly rebalances, the cumulative weight of Crypto Innovators falls below 80% of the Index, the Index Sponsor will implement a special rebalance to restore the cumulative weight of Crypto Innovators to be 85% of the Index.

The Fund will not invest in crypto assets directly or through the use of derivatives. The Fund also will not invest in initial coin offerings. The Fund may, however, have indirect exposure to crypto assets by virtue of its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments. Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Target Fund	Acquiring Fund

The Fund may invest up to 20% of its total assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of July 1, 2024, the Index was concentrated in the Blockchain and Cryptocurrency Industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of July 1, 2024, a significant portion of the Index consisted of companies in the Information Technology Sector.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Comparison of Additional Investment Strategies

The following additional information about the Funds’ investment strategies applies equally to both Funds:

The Fund, using an “indexing” investment approach, seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index. The Fund may change its investment objective and Index without shareholder approval. The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of Crypto Innovators (as defined in the Fund’s prospectus) may be changed without shareholder approval upon 60 days’ notice to shareholders.

A number of factors may affect the Fund’s ability to achieve a high correlation with its Index, including Fund expenses, rounding of share prices, the timing or magnitude of changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. There can be no guarantee that the Fund will achieve a high degree of correlation.

The Fund’s adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index in anticipation of their removal from or addition to the Index. There also may be instances in which the adviser may choose to overweight securities in the Index, thus causing the adviser to purchase or sell securities not in the Index that the adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to track the Index. The Fund will not take defensive positions.

As cash flows permit, the Fund’s adviser may use cash flows to adjust the weights of the Fund’s investments in an effort to minimize any differences in weights between the Fund and the Index.

Crypto assets are digital representations of value or rights that are capable of being possessed by a party, secured cryptographically, and commonly associated with blockchain technology. A distributed ledger is a shared electronic database where information is recorded and stored across multiple computers. A blockchain is the type of distributed ledger most commonly associated with crypto assets and involves the use of cryptography and economic incentives to establish consensus and security around the transaction ledger. Blockchain derives its name from the way participants verify and store transaction data in “blocks,” each of which is cryptographically linked to the prior block as a time-stamped chain.

In addition to its principal investment strategies, the Fund may also invest in money market instruments, including short-term debt instruments and repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act or exemptions therefrom), rather than Index components, when it would be more efficient or less expensive for the Fund to do so, for liquidity purposes, or to earn interest. In addition to investing directly in the Index components, the Fund may invest in Index components indirectly through exchange-traded products. Swaps may be used by the Fund to seek performance that tracks the Index and to manage cash flows. The Fund’s adviser anticipates that it may take approximately two business days (i.e., each day the New York Stock Exchange is open for trading) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Information Regarding the Index

The Index for each Fund is the same. The Index was designed by Bitwise Index Services, an affiliate of BIM, to measure the performance of companies involved in servicing the cryptocurrency markets, including crypto mining firms, crypto mining equipment suppliers, crypto financial services companies, or other financial institutions servicing primarily crypto- related clientele (i.e., the crypto ecosystem). There will be no changes to the Index construction or methodology in connection with the reorganization.

With respect to the Acquiring Fund, the following applies:

Bitwise Index Services and BIM have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because Bitwise Index Services, an affiliate of BIM, serves as index provider for the Acquiring Fund. These policies and procedures are addressed in further detail in the Acquiring Fund’s statement of additional information.

Comparison of Fundamental Policies

The fundamental policies of the Target Fund and the Acquiring Fund are the substantially similar and are set forth in the following table. These investment restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For these purposes, a “majority of outstanding voting securities” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

Target Fund	Acquiring Fund*	Comparison
Concentrate its investments in an industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the securities of companies in such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.	The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of companies in such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.[1]	Substantially the same.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not issue senior securities, except as permitted under the 1940 Act.[2] The Fund may not borrow money, except as permitted under the 1940 Act.[3]	Substantially the same.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder. [4]	Substantially the same.

Target Fund	Acquiring Fund*	Comparison
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Substantially similar.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.	Substantially similar.

*       Except with regard to the Fund’s policy not to borrow money, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

1        With respect to this fundamental policy, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The Fund’s concentration policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries

2        For purposes of applying this restriction under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

3        With respect this restriction, if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

4        For purposes of applying this restriction, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

Comparison of Non-Fundamental Policies

In addition to the investment restrictions adopted as fundamental policies set forth above, the below restrictions of the Target Fund and the Acquiring Fund are the same and are set forth in the following table, which may be changed without a shareholder vote.

Target Fund	Acquiring Fund	Comparison
The Fund may change its investment objective and Index without shareholder approval.	Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (the “SAI”).	Substantially the same, except that the Acquiring Fund specifies that the other investment policies of the Fund are non-fundamental.
Without providing 60 days’ prior notice to shareholders, the Fund may not change its policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of Crypto Innovators (as defined in the Fund’s prospectus).	The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of Crypto Innovators may be changed without shareholder approval upon 60 days’ notice to shareholders.	Substantially the same.

Comparison of Investment Advisory Agreements

Exchange Traded Concepts, LLC serves as the investment adviser to the Target Fund pursuant to an investment advisory agreement (the “ETC Investment Advisory Agreement”) between ETC Trust and ETC. The ETC Investment Advisory Agreement describes the services ETC provides to the Target Fund, which generally include investment research, advising the Target Fund, supervision of the Target Fund and continuously furnishing an investment program for the Target Fund consistent with its investment objective and policies. The ETC Advisory Agreement also provides that ETC has the authority to select and retain sub-advisers, including an affiliated person, to perform some or all of the services for which ETC is responsible under the Agreement. Under the terms of the ETC Investment Advisory Agreement, ETC shall indemnify and hold harmless ETC Trust (and all affiliated persons thereof, within the meaning of the 1940 Act) and all controlling persons (under Section 15 of the 1933 Act), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of ETC’s willful misfeasance, bad faith or gross negligence generally in performance of its duties or its reckless disregard of its obligations and duties under the ETC Investment Advisory Agreement. The Agreement will terminate automatically in the event of its assignment.

Pursuant to the terms of the ETC Investment Advisory Agreement, ETC receives an advisory fee from the Target Fund at an annual rate equal to 0.85% of the Target Fund’s average annual daily net assets. ETC has contractually agreed to pay all expenses incurred by the Target Fund except for its own fee, interest, taxes, brokerage commissions and other expenses incurred in placing or settlements of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Similar to the ETC Investment Advisory Agreement, the new investment advisory agreement between the Acquiring Fund and BIM (the “Bitwise Investment Advisory Agreement”) describes the services BIM will provide to the Acquiring Fund, which are similar to the services currently provided by ETC to the Target Fund. Specifically, the Bitwise Investment Advisory Agreement provides that Bitwise will manage the investment and reinvestment of the assets of the Acquiring Fund in accordance with its investment objectives and policies and limitations, and to administer Acquiring Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Bitwise Trust, subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the 1940 Act, Declaration of Trust, By-Laws of the Bitwise Trust and all applicable laws and the regulations of the SEC relating to the management of registered open-end management investment companies. The Bitwise Advisory Agreement also provides that BIM may retain one or more subadvisers, at its own cost and expense, for the purpose of furnishing one or more of the services described in the Agreement.

The Bitwise Investment Advisory Agreement provide that Bitwise will not be liable for any loss sustained by reason of the purchase, sale or retention of any asset, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Bitwise in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Bitwise Investment Advisory Agreement. The Bitwise Advisory Agreement does not contain an indemnification for the Bitwise Trust or the Acquiring Fund.

The Bitwise Investment Advisory Agreement will terminate automatically upon its assignment. Additionally, the Bitwise Investment Advisory Agreement may be terminated at any time without payment of any penalty by the Board of Trustees of Bitwise Trust or BIM upon sixty (60) days’ written notice to the other party. If the Reorganization is approved by the shareholders of the Target Fund, the Bitwise Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the Bitwise Investment Advisory Agreement, unless sooner terminated as provided in the Bitwise Investment Advisory Agreement. The Bitwise Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the Bitwise Investment Advisory Agreement, Bitwise receives an investment management annual fee equal to 0.85% of the Acquiring Fund’s average daily net assets as set forth, which is the same rate that ETC currently is entitled to receive from the Target Fund. Bitwise has contractually agreed to pay all of the expenses of the Acquiring Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any) but excluding its own advisory fee, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Information Regarding the Subadvisory Agreement

BIM will serve as investment adviser to the Acquiring Fund and ETC will serve as the investment sub-adviser pursuant to an investment sub-advisory agreement between BIM and ETC (the “Investment Subadvisory Agreement”). The Investment Subadvisory Agreement provides that ETC manage the investment and reinvestment of the assets of the Acquiring Fund, furnish an investment program in respect of, make an investment decisions for, and place all orders for the purchase and sale of securities of the Acquiring Fund’s investment portfolio as described in the Acquiring Fund’s registration statement, as amended from time to time, subject to the supervision of the Bitwise Trust and BIM.

The Investment Subadvisory Agreement would go into effect following the Reorganization and would remain in effect with respect to the Acquiring Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Acquiring Fund provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Investment Subadvisory Agreement automatically terminates in the event of its assignment. The Investment Sub-Advisory Agreement may also be terminated at any time without the payment of any penalty by BIM or ETC upon sixty (60) days written notice to the other party. In order for the Agreement to be terminated by BIM, a vote of the Board or the vote of a majority of the outstanding voting securities of the Acquiring Fund is required.

For its investment subadvisory services, ETC is entitled to receive an annual fee paid by BIM at an annual rate equal to [ ]% of the Acquiring Fund’s average daily net assets, with a minimum fee of $[ ].

Performance Information

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The following bar chart and table provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for certain time periods compare with the average annual total returns of the Index and the S&P 500® Index. All returns assume reinvestment of dividends and distributions. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Target Fund is available online at www.bitqetf.com or by calling toll-free 833-365-2487.

Annual Total Returns as of 12/31*

*The performance information shown above is based on a calendar year. The Fund’s year-to-date return as of March 31, 2025 was -27.98%.

The Fund’s highest quarterly return was 76.04% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -67.94% (quarter ended June 30, 2022).

Average Annual Total Return as of December 31, 2024
Bitwise Crypto Industry Innovators ETF	1 Year	Since Inception (5/11/2021)
Return Before Taxes	46.59%	-8.64%
Return After Taxes on Distributions	46.09%	-9.16%
Return After Taxes on Distributions and Sale of Fund Shares	27.61%	-6.57%
Bitwise Crypto Innovators 30 Index (reflects no deduction for fees, expenses or taxes)	46.04%	-9.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	11.72%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

Premium/Discount Information

Information showing the number of days that the market price of the Target Fund’s shares was greater than the Target Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Target Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.bitqetf.com. The Target Fund’s median bid-ask spread for the prior year was [ ]. For the Acquiring Fund Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www._____.com.

Comparison of Purchase and Redemption Procedures and Exchange Rights

The following information about the purchase and sale of shares applies equally to both Funds:

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. Individual Fund shares may only be purchased and sold on the NYSE Arca, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker dealer at market prices. Because Fund shares trade at market prices rather than at net asset value (“NAV”), Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount).

When buying or selling Fund shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”).

Neither Fund offers exchange rights.

Payments to Broker-Dealers and Other Financial Intermediaries

The following information about the purchase and sale of shares applies equally to both Funds:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies must pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

With respect to the Acquiring Fund, the Fund’s distributor, Foreside Fund Services, LLC (the “Acquiring Fund Distributor”), may also pay the intermediary for the sale of Fund shares and related services.

Comparison of Dividends and Distributions

The following information applies equally to both Funds:

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. Distributions in cash may be reinvested automatically in additional whole Fund shares only if the broker through whom you purchased Fund shares makes such option available. To determine whether the dividend reinvestment service is available (including the relevant procedures for engaging therein) and whether there is a commission or other charge for using this service, consult your broker.

Comparison of Tax Information

The following information applies equally to both Funds:

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Comparison of Distribution and Service Plans

The following information applies to the Target Fund:

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The following information applies to the Acquiring Fund:

The Acquiring Fund Distributor serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Comparison Fund Service Providers

Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the ETC Trust by Brown Brothers Harriman & Co. (“BBH”) (custody and transfer agency), SEI Investments Global Funds Services (administration and fund accounting) and SEI Investments Distribution Co. (distribution). Third Party Service Arrangements are provided to the Bitwise Trust by The Bank of New York Mellon (custody, administration, fund accounting, and transfer agency) and Foreside Fund Services, LLC (distribution). Fees associated with the Third Party Service Arrangements are paid by each Fund’s adviser under the unitary management fee structure.

KEY INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

[At the Special Meeting, shareholders of the Target Fund will be asked to approve the Plan to reorganize the Target Fund into the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization.  If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.  Immediately thereafter, the Target Fund will liquidate and distribute the shares of the Acquiring Fund it received in exchange for the Target Fund’s assets to Target Fund shareholders in proportion to the aggregate net asset value of their holdings of the Target Fund’s shares accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders.  The expenses associated with the Reorganization will not be borne by the Target Fund.  Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for the Target Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of shares of the Acquiring Fund equal in aggregate net asset value to the aggregate net asset value of such shareholder’s shares of the Target Fund at the time of the exchange.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Bitwise Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on or about [ ], 2025 or such other date agreed to by ETC Trust and Bitwise Trust.

BIM has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, as well as the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Total costs relating to the Reorganization are estimated to be approximately $[ ].

The Plan with respect to the Reorganization of the Target Fund may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties, that following dissemination of this Combined Proxy Statement and Prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval..  In addition, the Plan may be terminated at any time prior to the Closing by the Boards of Trustees of ETC Trust or Bitwise Trust if, among other reasons, either determines that the Reorganization is not in the best interest of its shareholders.

Reasons for the Reorganization and Board Considerations

At a meeting held on February 20, 2025, ETC, the Target Fund’s investment adviser, recommended that the Board of Trustees of ETC Trust approve the Reorganization. At the meeting, BIM explained that, the Reorganization, if consummated, would provide Target Fund shareholders with the opportunity to continue to invest in a corresponding Acquiring Fund offering the same investment objective, tracking the same Index, and subject to the same investment strategies and risks as the Target Fund, but as part of the Bitwise Trust. BIM and ETC believe that the Reorganization will simplify operations and foster efficiencies, as well as simplify due diligence by ETF platforms seeking to make the Acquiring Fund available to investors .. Further, BIM has extensive experience with investment products focusing on digital assets. ETC and BIM believe that the Target Fund would benefit from the more focused marketing and distribution capabilities BIM can provide, which has the potential to result in increased assets and potential economies of scale. By bringing the Target Fund under Bitwise Trust’s compliance regime, BIM will be able to produce combined regulatory documents and leverage their compliance and regulatory experience with digital assets in managing the Fund’s operations. BIM is the Acquiring Fund’s investment adviser, however, BIM has delegated day-to-day portfolio management of the Acquiring Fund to the Target Fund’s investment adviser, ETC, which serves as sub-adviser of the Acquiring Fund. Therefore, the Acquiring Fund will continue to be managed by the same portfolio management team as the Target Fund with the addition of two portfolio managers from BIM.

ETC and BIM provided, and the Board reviewed, detailed information about the Reorganization including, among other things: (i) the specific terms of the Reorganization, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation if the Reorganization is consummated; and (iii) the impact of the Reorganization on the Target Fund and its shareholders. Before approving the Reorganization, the Board examined the factors that it considered relevant in its evaluation of the Reorganization, including the following:

Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund. The Board also took note of the fact that no commission or other transactional fees would be imposed in connection with the Reorganization.

Adviser and Sub-Adviser Recommendations. The Board noted that the Reorganization was recommended by ETC, the investment adviser to the Target Fund and subadviser to the Acquiring Fund and BIM the adviser to the Acquiring Fund.

Shareholder Approval. The Board noted that the Reorganization would be submitted to the Target Fund’s shareholders for approval and that the Reorganization would not be consummated unless such approval is obtained.

Identical Investment Objective, Strategies and Risks and Similar Policies. The Board considered that the investment objective and investment strategies of the Acquiring Fund and principal risks are identical to those of the Target Fund. The Board noted that the Funds’ investment policies were substantially similar. The Board also noted that both Funds employ a passive investment strategy with respect to the same Index.

Same Expense Ratio. The Board reviewed information regarding the expense ratios of the Target Fund and the Acquiring Fund, which indicated that those ratios are projected to be the same. The Board noted that the management fees for the Target Fund and the Acquiring Fund are the same and each Fund has a unitary fee structure pursuant to which the Fund each pays only an advisory fee and the investment adviser (ETC in the case of the Target Fund and BIM in the case of the Acquiring Fund) pays all other expenses incurred by the Fund, except for customarily excluded expenses such as brokerage and other transaction-related costs, taxes, extraordinary expenses, and acquired fund fees and expenses.

Management of the Acquiring Fund. The Board considered information provided by BIM regarding its capabilities and experience serving as an investment adviser for similar exchange-traded funds, including its experience overseeing subadvisers. The Board also considered that ETC will serve as subadviser to the Acquiring Fund and continue to have responsibility for trading portfolio securities for the Acquiring Fund, including continuing its role of selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of BIM. The Board also noted that the Acquiring Fund would continue to be managed by the same portfolio management team as the Target Fund with the addition of two portfolio managers from BIM. Consequently, the Board was familiar with ETC’s investment processes, procedures and personnel and noted the benefits of ETC providing portfolio management continuity to the Fund’s shareholders.

Service Providers. The Board noted the quality and experience of the Acquiring Fund’s service providers.

Acquiring Fund Board. After reviewing information about the Bitwise Trust, the Board noted the experience and background of its officers and independent trustees;

Expenses Relating to Reorganization. The Board considered that the Target Fund’s shareholders will not incur any expenses in connection with the Reorganization. The Board considered that BIM will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

Tax Consequences. The Board considered that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code, free from adverse federal income tax consequences to the Target Fund and its shareholders and that the Target Fund shareholders are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization.

Target Fund Shareholders. The Board noted that the Target Fund shareholders who do not wish to become Acquiring Fund shareholders may sell their Target Fund shares before the Reorganization.

Based on these considerations, the Board determined that the Reorganization is in the best interests of the Target Fund’s shareholders and that the interests of shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board’s determination was made on the basis of the business judgment of each Trustee after consideration of all of the factors taken as a whole. On the basis of the information provided to the Board and its evaluation of that information, the Board recommends that shareholders of the Target Fund approve the Reorganization.

Certain Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and ETC Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, ETC Trust believes the Target Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, ETC Trust and Bitwise Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes, subject to customary limitations and based upon certifications of the Target Fund and the Acquiring Fund:

(a)	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Target Fund upon the transfer of all the assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders, except for (i) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d)	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

(f)	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund shareholders in redemption of fractional shares prior to the Reorganization);

(g)	The aggregate tax basis of the shares of the Acquiring Fund each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

(h)	Each Target Fund shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target ETF Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of ETC Trust, Bitwise Trust, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although ETC Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

Capital Loss Carryforwards

Net capital losses recognized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before a Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use the capital loss carryforwards of the Target Fund. As of December 31, 2024, the Target Fund had the following capital loss carryforwards to offset capital gains for an unlimited period:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total Non-Expiring Capital Loss Carryforwards
$[ ]	$[ ]	$[ ]

Capitalization

The following table shows, as of [ ], 2025, the capitalization of the Target Fund and the pro forma combined capitalization of the Acquiring Fund, giving effect to the Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund	$[ ]	$[ ]	$[ ]
Acquiring Fund (pro forma)	$[ ]	$[ ]	$[ ]

Description of the Acquiring Fund’s Shares

Shares of each Acquiring Fund issued to the shareholders of the corresponding Target Fund pursuant to the Reorganizations will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Comparison of Forms of Organization and Shareholder Rights

Form of Organization. Both ETC Trust and Bitwise Trust are Delaware statutory trusts governed by Delaware and federal law and their respective Declaration of Trust, By-Laws and Board of Trustees. The Agreement and Declaration of Trust of ETC Trust and the Amended and Restated Agreement and Declaration of Trust of Bitwise Trust are each referred to herein as a trust instrument.

Shares. ETC Trust is authorized to issue an unlimited number of shares of beneficial interest of the Target Fund. Shareholders have no preemptive rights. The beneficial interest in the Bitwise Trust will be divided into shares, each share without a par value. The Bitwise Trust is authorized to issue an unlimited number of shares. Bitwise Trust shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued shares or other securities issued by the Trust or any series thereof.

Voting Rights. On each matter submitted to a vote of shareholders of the Target Fund, each shareholder is entitled to one vote per whole share (and a fractional vote for each fractional share) held by such shareholder on the record date, without differentiation between separate series or classes of shares. However, if a matter to be voted on affects only the interests of a certain series (or class), then only the shareholder of such affected series (or class) shall be entitled to vote on the matter.

Shareholders of the Acquiring Fund have the power to vote on: (i) the election or removal of Trustees (as provided for in the Declaration of Trust); (ii) termination of the Bitwise Trust and (iii) any additional matters relating to the Bitwise Trust as required by law or as the Trustees may consider and determine necessary or desirable. On each matter submitted to a vote of shareholders of the Acquiring Fund, each whole share shall entitle the holder thereof to one vote as to any mater on which the holder is entitled to vote, any fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders of the Bitwise Trust, all shares, classes and series then entitled to vote shall be voted together, except (i) with respect to any matter that affects only the interests of some but not all classes or series, then only the shares of such affected series, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects only the interests of some but not all classes, then only the shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by series or by class, then the shares of the Trust shall vote as prescribed in such law or regulation.

Shareholder Meetings. ETC Trust and Bitwise Trust are not required to, and do not, have annual meetings. Nonetheless, the Board of Trustees of ETC Trust and the Board of Trustees of Bitwise Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by ETC Trust’s and Bitwise Trust’s trust instrument and by-laws. Shareholders of both ETC Trust and Bitwise Trust retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Pursuant to ETC’s trust instrument twenty percent of Shareholders are required to call this meeting, whereas under Bitwise Trust’s by-laws, ten percent of the shares entitled to vote on the specified request are required, provided that the Shareholders requesting such meeting shall have paid to Bitwise Trust the reasonably estimated cost of preparing and mailing the notice thereof.

Shareholder Liability. Both the ETC Trust and the Bitwise Trust are Delaware statutory trusts, and as such Delaware law provides that shareholders are entitled to the same limitations of personal liability that are extended to stockholders of private corporations for profit. Both ETC Trust’s and Bitwise Trust’s trust instruments provide that neither the Trust, nor the Trustees (nor agent/officer/employee of the Trust) has the power to personally bind any shareholder, or to call for a payment of any sum of money or assessment from any shareholder. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. ETC Trust’s trust instrument makes no provision for the indemnification of shareholders.

Bitwise Trust’s trust instrument provides for the indemnification of shareholders for liabilities by reason of a claim or demand relating exclusively to his or her being or having been a shareholder, and not because of such shareholder’s actions or omissions, however the indemnity does not include taxes due by such shareholder by reason of holding shares or fund expenses.

Trustee Liability. Both the ETC and Bitwise trust instruments provide that the Trustees have no personal liability by reason of being a trustee and shall be indemnified to the fullest extent permitted by law, except that both the ETC and Bitwise’s trust instruments do not provide indemnification for liabilities due to a Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

Amending the Trust Instrument. ETC Trust’s trust instrument may be amended at any time by an instrument in writing signed by the majority of the Trustees, which becomes effective immediately upon execution and approval, subject to any further requirements by the 1940 Act.

Further, Bitwise Trust’s Declaration of Trust may be amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by trust instrument, the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of such amendment by the shareholders. Bitwise Trust’s Declaration of Trust limits the ability to amend the instrument to adversely affect the limitation of liability provided to Trustees and agents of the Trust.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments, by-laws and each Fund’s SAI.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Target Fund

Investment Adviser. Exchange Traded Concepts, LLC, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. ETC was formed in 2009 and provides investment advisory services to exchange-traded funds. Under an investment advisory agreement between the ETC Trust, on behalf of the Target Fund, and ETC, ETC provides investment advisory services to the Target Fund. ETC is responsible for the day-to-day management of the Target Fund, including, among other things, implementing changes to the Target Fund’s portfolio in connection with any rebalancing or reconstitution of the Index, trading portfolio securities on behalf of the Target Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board. For the services it provided to the Target Fund for the fiscal year ended March 31, 2024, the Target Fund paid ETC a fee calculated daily and paid monthly at an annual rate of 0.85% based on the average daily net assets of the Target Fund.

Under the investment advisory agreement, ETC has agreed to pay all expenses incurred by the Target Fund (including the fee charged by ETC Platform Services) except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Target Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

In connection with an arrangement between ETC, ETC Platform Services and Bitwise Index Services, Bitwise Index Services, as Index sponsor, has agreed to assume the obligation of ETC to pay all expenses of the Target Fund (except certain excluded expenses) and, to the extent applicable, pay ETC a minimum fee. For use of the Index, Bitwise Index Services is entitled to a fee from ETC, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Target Fund. Bitwise Index Services does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Target Fund. Pursuant to an SEC exemptive order and subject to the conditions of that order, ETC may, with Board approval but without shareholder approval, hire a sub-adviser, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services.

A discussion regarding the basis for the Board’s renewal of the investment advisory agreement with ETC is available in the Target Fund’s semi-annual N-CSR filing for the fiscal period ended September 30, 2024.

Portfolio Managers. The following portfolio managers are primarily responsible for the day-to-day management of the Target Fund.

Jennifer Thornton is a Senior Index Fund Portfolio Manager at Bitwise. She is responsible for managing Bitwise’s suite of crypto index products, including performance and adherence to strategy and fund guidelines. Prior to joining Bitwise in 2021, Ms. Thornton worked for BlackRock in the ETF and Index Investments (EII) Americas Portfolio Management group. Previous to this role, she was with the Transition Management team in Trading and Liquidity Strategies, providing risk managed solutions to institutional investors undergoing portfolio reorganizations in multiple asset classes. Previous to BlackRock, Ms. Thornton was a transition portfolio manager, a project manager for system implementations, and a relationship manager overseeing dealings with strategic investment service partners at Barclays Global Investors. She earned an MBA degree from San Francisco State University and a BBA degree in marketing from the University of Mississippi.

Daniella Padilla is an Associate Portfolio Manager at Bitwise with seven years of financial services experience. Ms. Padilla joined Bitwise in 2021 in a portfolio management capacity, and has 4 years of experience managing index funds and alternative investment portfolios at Bitwise, prior to which she gained 4 years of experience in financial services in operations and middle office roles at JP Morgan, BBVA Securities, and Barclay Investments.

Andrew Serowik joined ETC from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

Todd Alberico joined ETC in November 2020 as a Portfolio Manager. From 2005 to 2011, he worked on the ETF trading and portfolio risk management team at Goldman Sachs. He subsequently held roles at Cantor Fitzgerald (from 2011 to 2013) and Virtu Financial (from 2013 to 2020). Mr. Alberico has worked on several different facets of ETF trading, from lead market-making and electronic trading to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.

Gabriel Tan joined ETC in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

Brian Cooper joined ETC in November 2021. Previously, Mr. Cooper had roles in trade operations for Constellation Advisers from March 2017until April 2018 and for QFR Capital Management from April 2018 until July 2020 and in the middle office derivatives group of Elliot Capital Management from September 2020 until November 2021. Prior to these roles, he spent 14 years working in various operational roles for Falcon Management Corporation, a global macro family office, gaining exposure to a variety of asset classes with a focus on operations, accounting, and technology. Mr. Cooper graduated from Pennsylvania State University in 2002 with a Bachelor of Science in Finance and a minor in Business Law.

The Target Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares of the Target Fund.

Acquiring Fund

Investment Adviser. Bitwise Investment Manager, LLC, 250 Montgomery Street, Suite 200, San Francisco, California 94104, serves as the Acquiring Fund’s investment adviser. In its capacity as adviser, BIM manages the Acquiring Fund’s investments subject to the supervision of the Board. BIM also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Acquiring Fund to operate. In particular, BIM provides investment and operational oversight of ETC, as subadviser to the Acquiring Fund. Pursuant to an investment advisory agreement between Bitwise Trust and BIM, the Acquiring Fund pays BIM an annual unitary management fee equal to 0.85% of its average daily net assets. Out of the unitary management fee, BIM pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, BIM is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses. BIM is also responsible for the subadvisory fees paid to ETC.

A discussion regarding the basis for the Board’s approval of the Acquiring Fund’s investment advisory agreement and sub-advisory agreement are expected to be available in the Acquiring Fund’s annual N-CSR filing for the period ended December 31, 2025.

For more information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage, and the ownership of Shares by the portfolio managers, see the Statement of Additional Information incorporated by reference to Part B herein.

Subadviser. ETC serves as the Acquiring Fund’s investment subadviser. In this capacity, ETC is responsible for trading portfolio securities for the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of ETC and the Board. For its services, ETC is entitled to a fee paid by BIM. Information about ETC is provided above.

Portfolio Managers. Jennifer Thornton, Daniella Padilla, Andrew Serowik, Todd Alberico, Gabriel Tan and Brian Cooper are the Acquiring Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Acquiring Fund. Their biographies are set forth above. The Acquiring Fund’s SAI provides additional information about each portfolio manager’s compensation and other accounts managed. As of the date of this Combined Proxy Statement and Prospectus, no shares of the Acquiring Fund have been issued and therefore none of the portfolio managers own shares of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT ETC TRUST AND BITWISE TRUST

Trustees and Officers

The trustees and officers of ETC Trust (of which the Target Fund is a series) are different from those of Bitwise Trust (of which the Acquiring Fund is a series). The following individuals comprise the Board of Trustees of ETC Trust – J. Garrett Stevens (sole interested Trustee), Timothy J. Jacoby, Linda Petrone, Stuart Strauss and Mark Zurack. The following individuals comprise the Board of Trustees of Bitwise Trust – Paul Fusaro (sole interested Trustee), Jena Watson, David Fogel, Terrence Olson. More information about the Board of Trustees of each Trust is available in the applicable Fund’s SAI.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Target Fund.

KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the Acquiring Fund’s independent registered public accounting firm.

Other Service Providers.

Brown Brothers Harriman & Co. serves as the custodian and transfer agent for the Target Fund. SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company, serves as the distributor and principal underwriter for the Target Fund, and SEI Investments Global Funds Services serves as the Administrator.

The Bank of New York Mellon serves as the custodian, the administrator, fund accountant and transfer agent for the Acquiring Fund. Foreside Fund Services, LLC serves as principal underwriter of the Acquiring Fund.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the reorganization and the tax consequences of the Reorganization will be passed upon by Chapman and Cutler LLP.

Information Filed with the SEC and NYSE

ETC Trust and Bitwise Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, as well as online at http://www.sec.gov, which contains reports, proxy and information statements and other information filed with the SEC and by phone at: (202) 551-8090.

In addition, the Target Fund’s shares are listed, and the Acquiring Fund’s shares will be listed, on the NYSE Arca, Inc. Reports, proxy statements and other information that may be filed with the NYSE Arca, Inc. may be inspected at the exchange.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General

ETC Trust has retained [ ], a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of approximately $[ ]. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne by Bitwise. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

As of [ ], 2025 (the “Record Date”), the Target Fund had [ ] shares outstanding. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Other Matters to Come Before the Special Meeting

The Board of Trustees of ETC Trust is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

How to Vote

This Combined Proxy Statement and Prospectus is being provided in connection with the solicitation of proxies by the ETC Trust to solicit your vote at a special meeting of shareholders of the Target Fund. The Special Meeting will be held on [ ], 2025, at the offices of ETC Trust located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120.

You may vote in one of the following ways:

•	Complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States)
•	Vote online at the website address listed on your proxy card;
•	Call the toll-free number listed on your proxy card to reach an automated touchtone voting line; or
•	Call the toll-free number [ ] to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

One-third of the Target Fund’s outstanding shares entitled to vote in person or by proxy shall constitute a quorum for the transaction of any business, except as otherwise provided by the 1940 Act. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Voting

Subject to the Target Fund’s Declaration of Trust and the 1940 Act, when a quorum is present at any meeting of the Target Fund, a majority of the Shares voted in person or by proxy shall decide all questions, except for the election of trustees, for which only a plurality vote is necessary. For the Reorganization, a majority vote of the Target Fund’s shareholders under the 1940 Act is required. Specifically, a majority vote under the 1940 Act requires the lesser of: (1) 67% or more of the voting securities present at the meeting; or (2) more than 50% of the outstanding voting securities of the Target Fund.

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposal. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) online, (2) by phone, or (3) by mail. We encourage you to vote online or phone, because it is convenient and saves significant postage and processing costs. In addition, when you vote online or by phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether online, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Special Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of ETC Trust; (ii) by properly executing a later-dated proxy (by the methods of voting described above); or (iii) by attending the Special Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

In tallying votes, abstentions and broker non-votes (i.e., where both a discretionary and non-discretionary proposal appears on the ballot, the difference between the shares voted by brokers or nominees in their discretion, and shares as to which instructions have not been received from the beneficial owners or persons entitled to vote on the non-discretionary proposal for which the broker or nominee does not otherwise have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the proposal. Broker “non-votes” are not expected at the meeting as there is no routine matter on which such brokers could vote.

Shareholders Sharing the Same Address

Only one copy of this Proxy Statement will be delivered to shareholders residing at the same address, unless the Target Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to ETC Trust at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, or call 1-855-796-3863. Shareholders wishing to receive separate copies of ETC Trust’s shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact ETC Trust as indicated above.

Share Ownership

As of the date of this Proxy Statement, no shares of the Acquiring Fund have been issued. Although ETC Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of [ ], 2025, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Target Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Target Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of [ ], 2025, the Trustees and officers of ETC Trust owned less than 1% of the outstanding shares of the Target Fund.

[TO BE INCLUDED IN A SUBSEQUENT AMENDMENT]

Interest of Certain Persons in the Transaction

BIM and ETC have an interest in the consummation of the Reorganization. If Target Fund shareholders approve the Plan, BIM is expected to benefit from the receipt of advisory fees paid by the Acquiring Fund in exchange for its advisory services and payment of substantially all of the expenses of the Acquiring Fund. However, BIM’s affiliate, Bitwise Index Services, currently receives a licensing fee (payable by ETC) for providing the Index to the Target Fund, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Target Fund. Bitwise Index Services, also has agreed to assume ETC’s obligation to pay all expenses of the Target Fund and, if applicable, pay ETC a minimum fee. Bitwise Index Services, after the Reorganization, will no longer receive a licensing fee and will no longer bear its current responsibility for the Target Fund expenses (and potential related fees payable to ETC).

Following the Reorganization, ETC will receive a fee from BIM in the form of subadvisory fees for its portfolio management services to the Acquiring Fund. However, it will no longer receive advisory fees paid by the Target Fund and no longer be responsible for the index licensing fee paid to Bitwise Index Services.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Target Fund is March 31. The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. The financial highlights of the Target Fund are contained in the Fund’s annual financial statements for the fiscal year ended March 31, 2025. The Target Fund’s annual financial statements have been audited by the Target Fund’s independent registered public accounting firm Cohen & Company, Ltd. The annual financial statements and financial highlights contained therein is available on request and without charge by calling 1-855-796-3863 and with respect to the Target Fund, are incorporated by reference into this Combined Proxy Statement and Prospectus.

The fiscal year of the Acquiring Fund is December 31. The Acquiring Fund has not commenced operations as of the date of the Combined Proxy Statement and prospectus and therefore there are no financial highlights are available. The Target Fund will adopt the financial statements of the Target Fund.

[FINANCIAL HIGHLIGHTS TO BE PROVIDED BY AMENDMENT]

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is adopted as of this [____] day of [_______], 2025 by and among: (i) Exchange Traded Concepts Trust (the “Target Entity”), on behalf of its series the Bitwise Crypto Industry Innovators ETF (the “Target ETF”); and (ii) Bitwise Funds Trust (the “Acquiring Entity”), on behalf of its new series the Bitwise Crypto Industry Innovators ETF (the “Acquiring ETF”). Bitwise Investment Manager, LLC (“BIM”), investment sub-adviser to the Target ETF and proposed investment adviser to the Acquiring ETF, joins this Agreement solely for purposes of Section 9.2.

Whereas, the parties hereto intend for the Acquiring ETF and the Target ETF to enter into a transaction pursuant to which: (i) the Acquiring ETF will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target ETF in exchange for shares of the Acquiring ETF of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target ETF and the assumption of the Liabilities (as such term is defined in Section 1.1(c)) of the Target ETF, and (ii) the Target ETF will distribute such shares of the Acquiring ETF to shareholders of the Target ETF, in connection with the complete liquidation of the Target ETF, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target ETF will be dissolved. The Acquiring ETF is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target ETF;

Whereas, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type; and

Whereas, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”), plus, as provided in Section 5.1(p), a redemption of fractional shares of the Target ETF immediately before the Closing (as defined in Section 3.1).

Now, Therefore, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

Section 1.            Description of the Reorganization.

Section 1.1.           Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a)           The Target ETF shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring ETF, and the Acquiring ETF in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver its shares to the Target ETF for distribution to the shareholders of the Target ETF, all as determined in the manner set forth in Section 2.

(b)           The assets of the Target ETF to be transferred to the Acquiring ETF shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target ETF that are shown as an asset on the books and records of the Target ETF as of the Closing Time (collectively, the “Assets”). The Assets of the Target ETF shall be delivered to the Acquiring ETF free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target ETF Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws).

(c)           The Acquiring ETF shall assume and pay when due all obligations and liabilities of the Target ETF, existing on or after the Closing Date (as defined in Section 3.1), whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring ETF) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring ETF. The Target ETF will use its reasonable best efforts to discharge all known Liabilities prior to or at the Closing Date to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target ETF shall be referred to herein as the Target ETF’s “Net Assets.”

(d)           As soon as is reasonably practicable after the Closing, the Target ETF will distribute to its shareholders of record (“Target ETF Shareholders”) the shares of the Acquiring ETF received by the Target ETF pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target ETF will be redeemed and cancelled as permitted by its Target Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target ETF will as promptly as practicable completely liquidate and dissolve as permitted by its Target Governing Documents and applicable law. Such distribution to the Target ETF Shareholders and liquidation of the Target ETF will be accomplished by the transfer of the Acquiring ETF’s shares then credited to the account of the Target ETF on the books of the Acquiring ETF to open accounts on the share records of the Acquiring ETF in the names of the Target ETF Shareholders. The aggregate net asset value of the Acquiring ETF’s shares to be so credited to the Target ETF Shareholders shall be equal to the aggregate net asset value of the Target ETF’s shares owned by the Target ETF Shareholders on the Closing Date (following the redemption of fractional shares pursuant to Section 5.1(p)). For Target ETF Shareholders that hold Target ETF shares through accounts that are not permitted to hold Acquiring ETF shares, Acquiring ETF shares may be held by a transfer agent of the Acquiring ETF for the benefit of such Target ETF Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring ETF shares. The Acquiring ETF shall not issue certificates representing the Acquiring ETF’s shares in connection with such exchange.

(e)           Any transfer taxes payable upon issuance of the Acquiring ETF’s shares in a name other than the registered holder of the Target ETF’s shares on the books and records of the Target ETF as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring ETF’s shares are to be issued and transferred.

(f)           Ownership of the Acquiring ETF’s shares will be shown on its books, as such are maintained by the Acquiring ETF’s transfer agent.

(g)           Immediately after the Closing Time, the share transfer books relating to the Target ETF shall be closed and no transfer of shares shall thereafter be made on such books.

Section 2.           Valuation.

Section 2.1.           With respect to the Reorganization:

(a)           The value of the Target ETF’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) less the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(p), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation procedures set forth in the then-current prospectus for the Target ETF and the valuation procedures established by the Target Entity’s board of trustees. On the Closing Date, the Target ETF shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring ETF by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b)           The net asset value per share of the Acquiring ETF shares issued in connection with the Reorganization shall be the net asset value per share of the Target ETF as of the close of business on the Closing Date (following the redemption of fractional shares pursuant to Section 5.1(p)).

(c)           The number of Acquiring ETF shares issued in exchange for the Target ETF’s Net Assets shall equal the number of shares of the Target ETF outstanding as of the Closing Date (following the redemption of fractional shares pursuant to Section 5.1(p)). All Acquiring ETF shares delivered to a Target ETF Shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)           All computations of value shall be made by the Target ETF or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring ETF and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

Section 3.          Closing and Closing Date.

Section 3.1.           The Reorganization shall close on [_______], or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target ETF’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target ETF shall notify the Acquiring ETF of any portfolio security held by the Target ETF in other than book-entry form at least five (5) business days prior to the Closing Date.

Section 3.2.           With respect to the Reorganization:

(a)           The Target ETF’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target ETF as of the Closing Time to the Acquiring ETF’s custodian for the account of the Acquiring ETF duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target ETF’s custodian (the “Target Custodian”) to deliver to the Acquiring ETF’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target ETF’s portfolio securities and instruments so held. The Target ETF’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring ETF’s custodian. The cash to be transferred by the Target ETF shall be delivered to the Acquiring ETF’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target ETF is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target ETF or its broker, then the Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target ETF has, by or on the Closing Date, delivered to the Acquiring ETF or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring ETF or its custodian, such as brokers’ confirmation slips.

(b)           At such time prior to the Closing Date as the parties mutually agree, the Target ETF shall provide instructions and related information to the Acquiring ETF or its transfer agent with respect to the Target ETF Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target ETF Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring ETF and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c)           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d)           In the event that on the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target ETF (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the board of trustees of the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring ETF or the Target ETF, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

Section 4.           Representations and Warranties.

Section 4.1.           The Target Entity, on behalf of itself or, where applicable, the Target ETF, represents and warrants to the Acquiring Entity and the Acquiring ETF as follows:

(a)           The Target Entity is a statutory trust organized under the laws of the State Delaware on July 17, 2009 (originally under the name FaithShares Trust), and is validly existing and in good standing under the laws of that state, with power under the Target Entity’s declaration of trust and bylaws, as applicable (“Target Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted, and to enter into this Agreement and perform its obligations hereunder. The Target ETF is a duly established and designated separate series of the Target Entity;

(b)           The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target ETF under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target ETF, threatened. All issued and outstanding shares of the Target ETF have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)           No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target ETF, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target ETF of the transactions contemplated by this Agreement, except that such transaction will require approval of the Target ETF shareholders;

(d)           The current prospectus and statement of additional information and current shareholder reports of the Target ETF prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           The Target ETF is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target ETF is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target ETF is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target ETF, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target ETF and there have been no material miscalculations of the net asset value of the Target ETF or the net asset value per share of the Target ETF during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target ETF’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target ETF or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. To the best of the Target ETF’s knowledge, all advertising and sales material used by the Target ETF during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f)            Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, the Target ETF will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring ETF will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, the Target ETF is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Target Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target ETF or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target ETF or Target Entity is a party or by which it is bound;

(h)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, all material contracts or other commitments of the Target ETF (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target ETF without liability to the Target ETF or may otherwise be assigned to the Acquiring ETF without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target ETF on or prior to the Closing Date;

(i)             Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring ETF, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target ETF’s knowledge, threatened against the Target ETF that, if adversely determined, would materially and adversely affect the Target ETF’s financial condition or the conduct of its business or the Target ETF’s ability to consummate the transactions contemplated by this Agreement. The Target ETF and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target ETF is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target ETF is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Entity, is the Target ETF under investigation with respect to or has the Target ETF been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target ETF (i) does not have outstanding any option to purchase or other right to acquire shares of the Target ETF issued or granted by or on behalf of the Target ETF to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target ETF, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring ETF; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target ETF; (iv) has not entered into any amendment of its Target Governing Documents that has not been disclosed to the Acquiring ETF; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target ETF other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring ETF;

(j)            The financial statements of the Target ETF for the Target ETF’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target ETF’s prospectus or statement of additional information included in the Target ETF’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target ETF’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring ETF) present fairly, in all material respects, the financial condition of the Target ETF as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target ETF required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target ETF has been disclosed or is required to be disclosed in the Target ETF’s reports on Form N-CSR and, to the knowledge of the Target ETF, no such disclosure will be required as of the Closing Date;

(k)           Since the last day of the Target ETF’s most recently completed fiscal year, there has not been any material adverse change in the Target ETF’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring ETF in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target ETF, the redemption of the Target ETF’s shares by shareholders of the Target ETF or the discharge of the Target ETF’s ordinary course liabilities shall not constitute a material adverse change;

(l)             On the Closing Date, all material Tax Returns (as defined below) of the Target ETF required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target ETF’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target ETF or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target ETF financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target ETF is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m)           The Target ETF: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target ETF has qualified for treatment as a regulated investment company for each taxable year since inception (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target ETF has been eligible to compute its federal income tax under Section 852 of the Code. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target ETF expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for treatment as a regulated investment company for the portion of the taxable year that ends on the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target ETF does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target ETF has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target ETF has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target ETF. The Target ETF does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n)           The Target ETF has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o)           The Target ETF has not been notified in writing that any examinations of the Tax Returns of the Target ETF are currently in progress or threatened, and, to the knowledge of the Target ETF, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target ETF as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target ETF, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target ETF to be threatened or pending with respect to the Assets of the Target ETF;

(p)           The Target ETF has no actual liability for any Tax obligation of any taxpayer other than itself. The Target ETF is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target ETF is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q)           All issued and outstanding shares of the Target ETF are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia and of Puerto Rico securities laws. All of the issued and outstanding shares of the Target ETF will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target ETF, on behalf of the Target ETF. The Target ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target ETF, nor is there outstanding any security convertible into any of the Target ETF’s shares;

(r)           The Target Entity, on behalf of the Target ETF, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the trustees of the Target Entity and, subject to the approval of the shareholders of the Target ETF (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target ETF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s)           The information relating to the Target ETF furnished by the Target ETF for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t)           As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target ETF has provided the Acquiring ETF with all information relating to the Target ETF reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the special meeting of the Target ETF’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting and the Closing Date, such information provided by the Target ETF will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring ETF for use therein;

(u)           The books and records of the Target ETF are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target ETF;

(v)           The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target ETF;

(w)           The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(x)           The Target Entity and the Target ETF have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target ETF’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y)           The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case; and

(z)           The Target ETF has no unamortized or unpaid organizational fees or expenses.

Section 4.2.           The Acquiring Entity, on behalf of itself or, where applicable, the Acquiring ETF, represents and warrants to the Target Entity and the Target ETF as follows:

(a)           The Acquiring Entity is a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its declaration of trust and bylaws (“Acquiring Governing Documents”) to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring ETF is a duly established and designated separate series of the Acquiring Entity;

(b)           The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring ETF under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring ETF, threatened;

(c)           No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring ETF and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring ETF of the transactions contemplated by this Agreement;

(d)           The prospectus and statement of additional information of the Acquiring ETF to be used in connection with the Reorganization, and the prospectus and statement of additional information of the Acquiring ETF that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           The Acquiring ETF is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Acquiring Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring ETF or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring ETF or the Acquiring Entity is a party or by which it is bound;

(f)           Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target ETF, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring ETF’s knowledge, threatened against the Acquiring ETF that, if adversely determined, would materially and adversely affect the Acquiring ETF’s financial condition or the conduct of its business or the Acquiring ETF’s ability to consummate the transactions contemplated by this Agreement. The Acquiring ETF and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring ETF is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)           The Acquiring ETF has not yet commenced operations. The Acquiring ETF is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target ETF in connection with the Reorganization and, accordingly, the Acquiring ETF has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to BIM or its affiliate to secure any required initial shareholder approvals;

(h)           As of the Closing Date, no federal, state or other Tax Returns of the Acquiring ETF will have been required by law to have been filed, and no Taxes will be due by the Acquiring ETF. As of the Closing Date, the Acquiring ETF will not have been required to pay any assessments and the Acquiring ETF will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring ETF will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring ETF, no levies, liens or other encumbrances on the Acquiring ETF, and no waivers of the time to assess any Taxes;

(i)           The Acquiring ETF: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and either will timely elect to be classified as an association that is subject to tax as a corporation for federal tax purposes by filing Form 8832 with the Service or will be as of the Closing Date a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and, subject to the accuracy of the representations and warranties in Section 4.1(m), intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis seed capital in a non-interest bearing account (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q) and has never had tax attributes, (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code and (v) from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a “regulated investment company” under Sections 851 and 852 of the Code. The Acquiring ETF has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j)           The Acquiring Entity, on behalf of the Acquiring ETF, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring ETF, and subject to the approval of shareholders of the Target ETF (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring ETF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)           The shares of the Acquiring ETF to be issued and delivered to the Target ETF, for the account of the Target ETF Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring ETF shares, and, upon receipt of the Target ETF’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l)           The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring ETF;

(m)           The Acquiring Entity and the Acquiring ETF have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n)           The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o)           The Acquiring ETF has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by BIM or its affiliates;

(p)           There is no plan or intention for the Acquiring ETF to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q)           There shall be no issued and outstanding shares of the Acquiring ETF prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be either the investment adviser of the Acquiring ETF or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring ETF’s sole shareholder. The Initial Shares will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring ETF in a non-interest-bearing account; and

(r)            As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target ETF and the Closing Date, the information provided by the Acquiring ETF for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target ETF for use therein.

Section 4.3.           With respect to the Reorganization, the Target Entity, on behalf of the Target ETF, and the Acquiring Entity, on behalf of the Acquiring ETF, each represents and warrants as follows:

(a)           The fair market value of the Acquiring ETF’s shares that each Target ETF Shareholder receives will be approximately equal to the fair market value of the Target ETF shares it actually or constructively surrenders in exchange therefor;

(b)           The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring ETF and those to which the Assets are subject;

(c)           No expenses incurred by the Target ETF or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring ETF or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring ETF shares will be transferred to the Target ETF or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d)           Immediately following consummation of the Reorganization, other than shares of the Acquiring ETF issued to BIM or its affiliate representing de minimis assets related to the Acquiring ETF’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring ETF will own all the Acquiring ETF shares and will own those shares solely by reason of their ownership of the Target ETF shares immediately before the Reorganization; (2) the Acquiring ETF will hold the same assets and will be subject to the same liabilities that the Target ETF held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target ETF will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

Section 5.           Covenants of the Acquiring Entity and the Target Entity.

Section 5.1.           With respect to the Reorganization:

(a)           The Target ETF will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target ETF, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target ETF’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target ETF in the ordinary course in all material respects. The Acquiring ETF shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)           The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring ETF shares to be issued in connection with the Reorganization and include a proxy statement/prospectus with respect to the proxy solicitation to the shareholders of the Target ETF of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(c)           The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d)           The Target Entity, on behalf of the Target ETF, will call, convene and hold a meeting of shareholders of the Target ETF as soon as practicable, in accordance with applicable law and the Target Entity’s Target Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the N-14 Registration Statement, and for such other purposes as may be necessary or desirable. In the event that, for the Target ETF, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity’s Target Governing Documents and applicable law, and as set forth in the N-14 Registration Statement in order to permit further solicitation of proxies.

(e)           The Target Entity, on behalf of the Target ETF, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the proxy statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the proxy statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary.

(f)           The Target ETF covenants that the Acquiring ETF’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g)           The Target Entity will assist the Acquiring ETF in obtaining such information as the Acquiring ETF reasonably requests concerning the beneficial ownership of the Target ETF’s shares, and will assist the Acquiring ETF in obtaining copies of any books and records of the Target ETF from its service providers reasonably requested by the Acquiring Entity.

(h)           Subject to the provisions of this Agreement, the Acquiring ETF and the Target ETF will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)           As soon as is reasonably practicable after the Closing, the Target ETF will make one or more distributions to its shareholders consisting of the shares of the Acquiring ETF received at the Closing, as set forth in Section 1.1(d) hereof.

(j)           The Acquiring ETF and the Target ETF shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k)           The Target ETF shall, from time to time, as and when reasonably requested by the Acquiring ETF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring ETF may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring ETF’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l)           The Acquiring ETF shall, from time to time, as and when reasonably requested by the Target ETF, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target ETF may reasonably deem necessary or desirable in order for the Acquiring ETF to assume the Target ETF’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m)           The Acquiring ETF will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n)           A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target ETF, as of the most recent tax year end of the Target ETF, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target ETF for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Entity on behalf of the Target ETF to the Acquiring ETF within sixty (60) days after the Closing Date.

(o)           It is the intention of the parties that the Reorganization will qualify as a “reorganization” with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code.

(p)           Prior to the Closing, and only to the extent necessary, the Target ETF shall redeem all fractional shares of the Target ETF outstanding on the records of the Target ETF’s transfer agent.

Section 6.           Conditions Precedent to Obligations of the Target Entity.

Section 6.1.           With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target ETF, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Entity’s election, the Target Entity’s waiver, of the following conditions:

(a)           All representations and warranties of the Acquiring ETF and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)           The Acquiring Entity and the Acquiring ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring ETF, on or before the Closing Time;

(c)           The Target ETF and the Acquiring ETF shall have agreed on the number of shares of the Acquiring ETF to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d)           As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring ETF is contractually obligated to pay for services provided to the Acquiring ETF from those described in the N-14 Registration Statement; and

(e)           The Target Entity shall have received on the Closing Date the opinion of Chapman and Cutler, LLP (“Chapman”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i)           The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Ohio, and, with respect to the Acquiring ETF, has power under its Acquiring Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii)           The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)           The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring ETF. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring ETF and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, on behalf of the Target ETF, and BIM, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring ETF, enforceable against the Acquiring Entity, on behalf of the Acquiring ETF in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv)           The Acquiring ETF shares to be issued to the Target ETF as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target ETF’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring ETF has any preemptive rights to subscription or purchase in respect thereof; and

(v)           The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring ETF, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring ETF, of its obligations hereunder will not (1) violate the Acquiring Entity’s Acquiring Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring ETF is a party or by which it is bound, or (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

Section 7.           Conditions Precedent to Obligations of the Acquiring Entity.

Section 7.1.           With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring ETF, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring ETF’s waiver, of the following conditions:

(a)           All representations and warranties of the Target Entity and the Target ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)           The Target Entity and the Target ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target ETF, on or before the Closing Time;

(c)           The Target ETF and the Acquiring ETF shall have agreed on the number of shares of the Acquiring ETF to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d)           As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target ETF is contractually obligated to pay for services provided to the Target ETF from those described in the N-14 Registration Statement; and

(e)           The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Chapman, counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Target Entity), dated as of the Closing Date, covering the following points:

(i)           The Target Entity is a statutory trust created under the laws of the State of Delaware on April 28, 2022, and is validly existing and in good standing under the laws of that state, and, with respect to the Target ETF, has power under its Target Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii)           The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target ETF, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii)           The execution and delivery of this Agreement has been duly authorized by the Target Entity on behalf of Target ETF. This Agreement has been duly executed and delivered by the Target Entity, on behalf of the Target ETF and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring ETF, is a valid and binding obligation of the Target Entity, on behalf of the Target ETF, enforceable against the Target Entity, on behalf of the Target ETF, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv)           The execution and delivery of the Agreement by the Target Entity, on behalf of the Target ETF, did not, and the performance by the Target Entity, on behalf of the Target ETF, of its obligations hereunder will not (1) violate the Target Entity’s Target Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Target Entity on Form N-1A to which the Target ETF is a party or by which it is bound, or (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

Section 8.           Further Conditions Precedent to Obligations of the Acquiring Entity and the Target Entity.

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target ETF or the Acquiring ETF, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.1.           The Agreement and transactions contemplated herein shall have been approved by the board of trustees and shareholders of the Target Entity and the board of trustees of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target ETF nor the Acquiring ETF may waive the conditions set forth in this Section 8.1;

Section 8.2.           On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

Section 8.3.           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring ETF or Target ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring ETF or the Target ETF, provided that either party hereto may for itself waive any of such conditions;

Section 8.4.           The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

Section 8.5.           With respect to the Reorganization, the Acquiring Entity and the Target Entity shall have received the opinion of Chapman dated as of the Closing Date and addressed to the Acquiring Entity and the Target Entity, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)           The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target ETF and the Acquiring ETF will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           No gain or loss will be recognized by the Target ETF upon the transfer of all the Assets of the Target ETF to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF, or upon the distribution of the shares of the Acquiring ETF to the Target ETF Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)           The tax basis in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target ETF immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target ETF on the transfer;

(d)           The holding period in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target ETF’s holding period for such Asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

(e)           No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the Assets of the Target ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF as part of the Reorganization;

(f)           No gain or loss will be recognized by the Target ETF Shareholders upon the exchange of their shares of the Target ETF for shares of the Acquiring ETF as part of the Reorganization (except with respect to cash received by Target ETF Shareholders in redemption of fractional shares prior to the Reorganization);

(g)           The aggregate tax basis of the shares of the Acquiring ETF each Target ETF Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target ETF exchanged therefor; and

(h)           Each Target ETF Shareholder’s holding period for the shares of the Acquiring ETF received in the Reorganization will include the Target ETF Shareholder’s holding period for the shares of the Target ETF exchanged therefor, provided that the Target ETF Shareholder held such shares of the Target ETF as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this Section 8.5.

Section 9.           Brokerage Fees and Expenses.

Section 9.1.           The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transaction provided for herein.

Section  9.2.           Except as otherwise provided herein, BIM will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target ETF’s current prospectus and statement of additional information, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target ETF to the Acquiring ETF at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target ETF. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target ETF or the Acquiring ETF to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target ETF or the Acquiring ETF or on any of their respective shareholders.

Section 10.           Cooperation and Exchange of Information.

With respect to the Reorganization, prior to the Closing Date and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target ETF and the Acquiring ETF for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring ETF.

Section 11.           Indemnification.

Section 11.1.         With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring ETF, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

Section 11.2.         With respect to the Reorganization, the Target Entity, out of the assets of the Target ETF, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

Section 12.           Entire Agreement; Survival of Warranties and Covenants.

Section 12.1.           Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Section 12.2.           The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

Section 13.           Termination.

Section 13.1.           This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Entity or the board of trustees of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring ETF or the Target ETF, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before [____], unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

Section 13.2.           If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of trustees of the Target Entity to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target ETF; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring ETF shares to be issued to the Target ETF, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target ETF prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Entity promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.

Section 14.           Amendments.

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the proxy statement/prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring ETF to be issued to the shareholders of the Target ETF under this Agreement to the detriment of such shareholders without their further approval.

Section 15.           Notices.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive,

Suite 400

Oklahoma City, Oklahoma 73120

For the Acquiring Entity:

Bitwise Funds Trust

250 Montgomery Street

Suite 200

San Francisco, California 94104

Section 16.           Headings; Governing Law; Counterparts; Assignment; Limitation of Liability.

Section 16.1.           The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 16.2.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

Section 16.3.           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 16.4.           This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

Section 16.5.           The Target Entity is a Delaware statutory trust organized in series of which the Target ETF constitutes one such series. With respect to the Reorganization, the Target Entity is executing this Agreement on behalf of the Target ETF only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target ETF are enforceable against the assets of the Target ETF only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of the Target ETF.

Section 16.6.           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target ETF or the Acquiring ETF as provided in the Target Governing Documents of the Target Entity or the Acquiring Governing Documents of the Acquiring Entity. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

In Witness Whereof, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring ETF and Target ETF.

Exchange Traded Concepts Trust, on behalf of Bitwise Crypto Industry Innovators ETF

By:

Name:

Title:

Bitwise Funds Trust, on behalf of Bitwise Crypto Industry Innovators ETF

By:

Name:

Title:

For purposes of Section 9.2 only:

Bitwise Investment Manager, LLC

By:

Name:

Title:

APPENDIX B

MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund. The term “the Trust” refers to the Bitwise Trust.

Principal Risks of the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below:

Bitcoin Risk. Although the Fund does not hold bitcoin directly, it invests in companies whose value is directly related to the value of bitcoin. Accordingly, a significant drop in the value of bitcoin will negatively impact the value of shares of the Fund. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin.

The Bitcoin blockchain and its native crypto asset, bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in bitcoin’s price. It is not clear that the Bitcoin blockchain or bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and bitcoin as an alternative payment system, and thereby negatively impact the price of bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, thereby negatively impact the price of bitcoin. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and bitcoin, and thereby negatively impact the price of bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities, bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of bitcoin. The Fund may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which bitcoin trades. Such actions could significantly reduce the number of venues upon which bitcoin trades. In addition, digital asset trading venues, bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin and Fund Shares. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of bitcoin.

Ether Risk. Although the Fund does not hold ether directly, it invests in companies whose value is directly related to the value of ether. Accordingly, a significant drop in the value of ether will negatively impact the value of shares of the Fund. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which ether trades. The Ethereum blockchain, including the smart contracts running on the Ethereum blockchain, may contain flaws that can be exploited by hackers. A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities, ether and the digital asset trading venues on which it trades are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Ethereum network or restrict the use of ether. The Fund may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which ether trades. Such actions could significantly reduce the number of venues upon which ether trades. In addition, digital asset trading venues, ether validators and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum network. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether and Fund Shares. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.

The Ethereum network is maintained and secured by a group of validators who post (or “stake”) ether to the network, and then work to validate transactions and finalize settlement on the blockchain. The staked ether works like collateral to ensure that the validators act honestly and provide a high quality of service; if they fail, the network can seize (or “slash”) the staked ether. The decentralized nature of the Ethereum blockchain makes it vulnerable to certain types of attacks if there is a significant concentration in the ownership or control of the total amount of staked ether. Although the blockchain has certain protections in place that may allow it to restore the ability to finalize transactions over time, any failure to finalize transactions – whether temporary or ongoing – could significantly impact the value of ether. Additionally, if a malicious actor (or group of actors) were to gain control of more than 50% of all staked ether, even temporarily, that actor (or group of actors) would be able to censor transactions, double-spend ether in certain situations, and re-order recently added blocks to extract value from arbitrage. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of all staked ether, such an attack would significantly impact the value of ether. Finally, if a malicious actor (or group of actors) were to gain control of more than 66% of all staked ether, even temporarily, they would have additional and significant powers, including the ability to do long-range reorganizations of the blockchain’s history, double-spend ether in many situations, and censor transactions, as the Ethereum blockchain’s protocol grants a supermajority (i.e. 66% or more) of staked ether the ability to reverse finality on the blockchain without having their staked ether slashed. Although it may be challenging for a malicious actor (or group of actors) to gain control of 66% of all staked ether, such an attack would significantly impact the value of ether.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Ethereum protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and validators adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. A large-scale fork could introduce risk, uncertainty, or confusion into the Ethereum blockchains, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of ether.

While the Ethereum blockchain has, to date, been one of the most successful blockchains as measured by market capitalization, daily active users, or hosted applications, there is no guarantee that it will maintain this leadership position in the future. Over the years, developers have created multiple competing public blockchains that, similar to the Ethereum blockchain, are designed to support the development, deployment and operation of smart contracts. Many of these competing blockchains have certain technical advantages as compared to the Ethereum blockchain, including faster processing and settlement times, higher throughput and lower fees. The Ethereum blockchain has, during multiple moments in its history, become “congested,” meaning that the blockchain could not rapidly process all of the transactions that had been proposed by users. This has led to slow processing times, delayed settlement, and significant spikes in the fees paid to have transactions processed. It is possible that existing and/or new blockchains may be able to take users, investment and future growth away from the Ethereum blockchain by offering greater throughput or other advantageous features. If these blockchains are successful, it could harm the price of ether. In addition, one way that the Ethereum ecosystem has attempted to address the issue of throughput (also called “scalability”) is by the development of “Layer 2” scaling solutions. Layer 2 scaling solutions are separate blockchains built on top of “Layer 1” blockchains like Ethereum for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and/or faster settlement times. Layer 2 solutions are commonly considered the primary way that the Ethereum network is expected to scale in the future. Layer 2 blockchains introduce certain risks into the Ethereum ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Ethereum ecosystem, which could negatively impact the price of ether. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Ethereum blockchain itself, which could negatively impact the price of ether. Any developments with Layer 2 blockchains that negatively impact the price of ether will negatively impact the value of the Fund.

China A-Shares Investment Risk. The liquidity of the A-shares market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of other markets because the Chinese government restricts the flow of capital into and out of the A-shares market. The Fund may experience losses due to illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. The Fund’s investments in A-shares may become subject to frequent and widespread trading halts.

In addition, Stock Connect, which is a securities trading and clearing link between the Shanghai Stock Exchange, the Shenzhen Stock Exchange, and the Hong Kong Stock Exchange, only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. The Fund may purchase and sell A-shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. Therefore, if it is a normal trading day for the Chinese market but Hong Kong and/or U.S. markets are closed, the Fund will not be able to trade any A-shares. The Fund may be subject to the risk of price fluctuations in A-shares on such days. The Fund is also subject to the risk that it will not be able to buy or sell A-shares in a timely manner on days when the U.S. markets are open but Stock Connect is not.

China Risk. The Fund’s investments in instruments that provide exposure to Chinese companies subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.

Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions or a trade war between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The Fund’s investments may include companies that are subject to economic or trade restrictions (but not investment restrictions) imposed by the U.S. or other governments due to national security, human rights or other concerns of such government. So long as these restrictions do not include restrictions on investments, the Fund is generally expected to invest in such companies.

Chinese companies are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Crypto Asset Risk. Certain of the Fund’s investments may be subject to the risks associated with investing in crypto assets, including cryptocurrencies and crypto tokens. Such companies may be subject to the risk that the technology that facilitates the transfer of a cryptocurrency could fail or be affected by connectivity disruptions, fraud, or cyber attacks; that because crypto assets are a new technological innovation with a limited history, they are highly speculative assets; that future regulatory actions or policies may limit the ability to sell, exchange or use a crypto asset; that the price of a crypto asset may be impacted by the transactions of a small number of holders of such crypto asset; and that a crypto asset will decline in popularity, acceptance or use, thereby impairing its price.

Currency Exchange Rate Risk. To the extent the Fund invests in securities denominated in non-U.S. currencies, changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.

Depositary Receipt Risk. Depositary receipts such as ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Geopolitical Risk. Some countries and regions in which the Fund invests may have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. The list below is not a comprehensive list of the industries to which the Fund may have exposure over time and should not be relied on as such. As of __________, 2025, the Index was concentrated in the Blockchain and Cryptocurrency Industry.

Blockchain and Cryptocurrency Industry Risk. The technology relating to the blockchain and cryptocurrency industry ecosystem is new and developing and the risks associated with crypto assets may not fully emerge until the technology is widely used. Technologies utilizing cryptography are used by companies to optimize their business practices, whether by using the technology within their business or operating business lines involved in the operation of the technology. Cryptography refers to a set of techniques designed to allow for secure communication in the presence of adversarial behavior. Blockchain is a well-known example of a technology that relies on cryptography. A blockchain is comprised of unchangeable, digitally recorded data in packages called “blocks.” These digitally recorded blocks of data are stored in a linear “chain.” Each block in the chain contains data (e.g., a transaction), that is cryptographically connected to the previous-block in the chain, ensuring all data in the overall “blockchain” has not been tampered with and remains unchanged. The cryptographic keys necessary to transact a crypto asset may be subject to theft, loss, or destruction, which could adversely affect a company’s business or operations if it were dependent on such an asset. Competing platforms and technologies may be developed such that consumers or investors use an alternative to crypto assets. There may be risks posed by the lack of regulation for crypto assets and any future regulatory developments could affect the viability and expansion of the use of blockchain and cryptocurrency technologies. Recently, U.S. securities regulators have brought actions against companies operating in the blockchain and cryptocurrency industry ecosystem for violations of U.S. securities laws. To the extent such an action is brought against a company held by the Fund, the value of such a holding could decrease significantly. Because companies operating in the blockchain and cryptocurrency industry ecosystem may operate across many national boundaries and regulatory jurisdictions, it is possible that such companies may be subject to widespread and inconsistent regulation. Blockchain and cryptocurrency industry companies that rely on third party products may be subject to technical defects or vulnerabilities beyond a company’s control. Because many crypto assets do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of volatility, fraud or manipulation. The values of certain companies included in the Fund’s portfolio may not entirely be a reflection of their connection to the blockchain and cryptocurrency industry ecosystem, but may be based on other business operations. In addition, these companies may engage in other lines of business unrelated to the blockchain and cryptocurrency industry ecosystem and these lines of business could adversely affect their operating results. Such companies may be engaged in activities traditionally comprising the information technology sector and financial sectors. These companies also may not be able to develop crypto technology applications or may not be able to capitalize on those applications. Technologies also may never be fully implemented, which could adversely affect an investment in such companies. Companies that use crypto technologies may be subject to cybersecurity risk. In addition, certain features of blockchain and cryptocurrency industry technologies, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of crypto technologies and adversely affect companies included in the Fund’s portfolio. Blockchain and cryptocurrency industry companies may be subject to the risks posed by conflicting intellectual property claims, which may reduce confidence in the viability of a crypto asset.

Certain of the Fund’s investments, including investments in companies with direct holdings of crypto assets may be subject to the risks associated with investing in such assets. Such companies may be subject to the risk that: the technology that facilitates the transfer of the crypto asset could fail; the decentralized, open source protocol of the blockchain network utilized by a company held by the Fund could be affected by Internet connectivity disruptions, fraud, consensus failures or cybersecurity attacks; such network may not be adequately maintained by its participants; because crypto assets are a new technological innovation with a limited history, they are highly speculative assets and may experience extreme price volatility; future regulatory actions or policies may limit the ability to sell, exchange or use a crypto asset; the price of a crypto asset may be impacted by the transactions of a small number of holders of such asset; and that a crypto asset will decline in popularity, acceptance or use, thereby impairing its price.

Blockchain and Cryptocurrency Industry Regulatory Risk. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of Fund Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of ether, bitcoin, validating or mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Ethereum network or Bitcoin network, or the digital asset markets generally. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.

IPO Risk. Shares issued by companies that have recently conducted an IPO are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Issuer-Specific Risk. Fund performance depends on the performance of the issuers to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies or the market as a whole. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to NAV, possibly face delisting, and may experience wider bid-ask spreads: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk. The market price of an investment could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of an investment also may decline because of factors that affect a particular industry or industries such as labor shortages, increased production costs, and competitive conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific investments. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Methodology Risk. The Fund seeks to track the performance of stocks of companies selected using a methodology developed by the Index Sponsor. No assurance can be given that companies selected according to the methodology will outperform stocks of other companies. Moreover, there is no guarantee that the methodology will generate or produce the intended results.

Non-Diversification Risk. The Fund is non-diversified under the 1940 Act, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk. The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such. As of _________, 2025, a significant portion of the Index consisted of companies in the Information Technology Sector.

Information Technology Sector Risk. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk. Fund Shares may trade on Exchange above (premium) or below (discount) their NAV. The NAV of Fund Shares will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund Shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Trading in Fund Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In stressed market conditions, the market for the Fund Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, Fund Shares could trade at a premium or discount to their NAV

How to Buy and Sell Shares

Fund Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s net asset value, which is calculated at the end of each business day. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund’s net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Book Entry. Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding Fund Shares. Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for Fund Shares.

DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available.

Taxes

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).

Distributions. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into three categories, exempt-interest dividends (if any), ordinary income distributions and capital gain dividends. Dividends that qualify as “exempt-interest dividends” generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Fund Shares, which could result in you having to pay higher taxes in the future when Fund Shares are sold, even if you sell the Fund Shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. A return of capital distribution should not be considered part of a Fund’s dividend yield or total return of an investment in Fund Shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Fund Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Fund are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction. A corporation that owns Fund Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Fund Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Some portion of your capital gain dividends may be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal tax rate of 28%, rather than the rates set forth above. In addition, capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a Fund Share for six months or less, any loss incurred by you related to the disposition of such Fund Share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in REITS and non-U.S. corporations are qualified dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Fund Shares. If you sell or redeem your Fund Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Fund Shares from the amount you receive in the transaction. Your tax basis in your Fund Shares is generally equal to the cost of your Fund Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Fund Shares. Further, if you hold your Fund Shares for six months or less, any loss incurred by you related to the disposition of such Fund Shares will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the prior paragraph. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. If the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Fund Shares.

Non-U.S. Tax Credit. Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest related dividend attributable to certain interest income received by the Fund or as short-term capital gain income dividend attributable to certain net short term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your Fund Shares to determine the applicable withholding.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Fund Shares.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Net Asset Value

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. The value of the securities and other assets and liabilities held by the Fund is determined pursuant to valuation policies and procedures approved by the Board.

Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by the Adviser in accordance with policies and procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.

For certain non-U.S. assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index.

Fund Service Providers

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, transfer agent and securities lending agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www._____.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. The Fund is required to comply with the conditions of Rule 12d1-4 under the 1940 Act, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

April 25, 2025

STATEMENT OF ADDITIONAL INFORMATION

______________, 2025

FOR THE REORGANIZATION OF

Bitwise Crypto Industry Innovators ETF,

a series of Exchange Traded Concepts Trust

10900 Hefner Pointe Drive, Suite 400

Oklahoma City, Oklahoma 73120

www.BITQETF.com

[_______]

INTO

Bitwise Crypto Industry Innovators ETF,

a series of Bitwise Funds Trust

250 Montgomery Street, Suite 200

San Francisco, California 94104

[_______]

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated [ ], 2025, for use in connection with the reorganization (the “Reorganization”) of Bitwise Crypto Industry Innovators ETF (the “Target Fund”), a series of the Exchange Traded Concepts Trust (the “ETC Trust”) into a newly created series of the Bitwise Funds Trust (the “Bitwise Trust”) also called the Bitwise Crypto Industry Innovators ETF (the “Acquiring Fund”) (the Target Fund and Acquiring Fund are sometimes referred to below as a “Fund” or the “Funds”).

Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to the Bitwise Trust at the address shown above or by calling (415) 707-3663.

Further information about the Target Fund and Acquiring Fund is contained in the Prospectus and Statement of Additional Information of the Target Fund dated July 29, 2024 as supplemented to date (Accession No. 0001013762-24-001469) and the Preliminary Prospectus and Statement of Additional Information of the Acquiring Fund filed on April 25, 2025 (Accession No. 0001213900-25-035344), which are incorporated herein by reference.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the Acquiring Fund having identical investment objective, investment strategies, fees and expenses and substantially similar investment policies. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. A table showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Comparison of Fees and Expenses” in the Combined Proxy Statement and Prospectus.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

The audited financial statements and financial highlights contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended March 31, 2025 (Accession No. _______), which is incorporated herein by reference. Because the Acquiring Fund has not yet commenced operations as of the date of this SAI, no annual or semi-annual report to shareholders or financial statements are available for the Acquiring Fund at this time.

Bitwise Funds Trust

Part C – Other Information

Item 15.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant's Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant. Article VII, Section 2 of the Declaration of Trust sets forth the following with regard to indemnification of the Trust’s “Agents” which includes any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

(a)       Indemnification by Trust. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person’s conduct was unlawful.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 16.	Exhibits

1)	Agreement and Declaration of Trust of the Registrant (1)

2)	By-Laws of the Registrant (1)

3)	Not applicable

4)	Form of Agreement and Plan of Reorganization is included in Exhibit A to the Combined Proxy Statement and Prospectus

5)	Reference is made to the Registrant’s Agreement and Declaration of Trust and By-Laws, which have been incorporated herein by reference in Exhibits (1) and (2), respectively, of this Registration Statement

6)	(a)	Investment Management Agreement between the Registrant and Bitwise Investment Manager, LLC (1)

(b)	Amended Schedule A to the Investment Management Agreement between the Registrant and Bitwise Investment Manager, LLC (4)

(c)	Investment Sub-Advisory Agreement between the Registrant, Bitwise Investment Manager, LLC and Exchange Traded Concepts, LLC (4)

7)	(a)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (1)

(b)	Amended Exhibit A to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (4)

8)	Not applicable

9)	(a) Custody Agreement between the Registrant and The Bank of New York Mellon (1)

(b)	Amended Appendix I to the Custody Agreement between the Registrant and The Bank of New York Mellon (4)

10)	Not applicable

11)	Opinion and Consent of Chapman and Cutler LLP regarding the validity of the shares issued by the Registrant (3)

12)	Form of Tax Opinion and Consent of Chapman and Cutler LLP (3)

13)	(a) Fund Administration and Accounting Agreement between the Registrant and the Bank of New York Mellon (1)

(b)	Amended Exhibit A to the Fund Administration and Accounting Agreement between the Registrant and the Bank of New York Mellon (4)

(c)	Transfer Agency Servicing Agreement between the Registrant and The Bank of New York Mellon (1)

(d)	Amended Appendix A to the Transfer Agency Servicing Agreement between the Registrant and The Bank of New York Mellon (4)

(e)	Form of Authorized Participant Agreement (1)

(f)	Subscription Agreement (1)

14)	Consent of Independent Registered Public Accounting Firm (4)

15)	Not applicable

16)	Powers of Attorney (3)

17)	(a) Code of Ethics of Registrant (2)

(b)	Code of Ethics of Bitwise Investment Manager, LLC (1)

(c)	Code of Ethics of Exchange Traded Concepts, LLC (4)

(d)	Form of Proxy Card (3)

18)	Not applicable

(1)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 221273523) filed on September 28, 2022.
(2)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-264900/Film No. 231292171) filed on September 29, 2023.
(3)	Filed herewith.
(4)	To be filed by amendment.

Item 17.	Undertakings

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of San Francisco, and State of California on the 25th day of April, 2025.

Bitwise Funds Trust

By:	/s/ Paul Fusaro
Paul Fusaro, President and Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Paul Fusaro	President, Trustee, Chairman	April 25, 2025
Paul Fusaro	(Principal Executive Officer)

Jim Gallo*	Treasurer	April 25, 2025
Jim Gallo	(Principal Financial Officer and Principal Accounting Officer)

David Fogel*	Trustee	April 25, 2025
David Fogel

Jena Watson*	Trustee	April 25, 2025
Jena Watson

Terrence W. Olson*	Trustee	April 25, 2025
Terrence W. Olson

*	An original power of attorney authorizing Paul Fusaro and Katherine Dowling to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement were previously executed and are filed as an exhibit hereto.

INDEX TO EXHIBITS
(Bitwise Funds Trust N-14)

Exhibit No.	Exhibit
(11)	Opinion and Consent of Chapman and Cutler LLP regarding the validity of the shares issued by the Registrant
(12)	Form of Tax Opinion and Consent of Chapman and Cutler LLC
(16)	Power of Attorney
(17)(d)	Form of Proxy Card